UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT

OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4571

Name of Registrant: Vanguard Pennsylvania Tax-Free Funds

Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end: November 30

Date of reporting period: December 1, 2006–November 30, 2007

Item 1: Reports to Shareholders

Vanguard® Pennsylvania Tax-Exempt Funds Annual Report

November 30, 2007

Vanguard Pennsylvania Tax-Exempt Money Market Fund

Vanguard Pennsylvania Long-Term Tax-Exempt Fund

>	For the fiscal year ended November 30, 2007, Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 3.6%, exceeding the average return of its peers.

>	The Investor Shares of Vanguard Pennsylvania Long-Term Tax-Exempt Fund returned 2.3%, which lagged the fund’s benchmark index but outperformed the peer-group average. Admiral Shares returned 2.4%.

>

After rising for three years, interest rates began to decline in midsummer as investors became more concerned about the larger impact of subprime lending woes. The Federal Reserve Board stepped in during, and after, the period, lowering interest rate targets to address concerns about liquidity and a slowing economy.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	7
Pennsylvania Tax-Exempt Money Market Fund	10
Pennsylvania Long-Term Tax-Exempt Fund	28
About Your Fund’s Expenses	51
Glossary	53

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Fiscal Year Ended November 30, 2007
	Ticker	Total
	Symbol	Returns
Vanguard Pennsylvania Tax-Exempt Money Market Fund	VPTXX	3.6%
SEC 7-Day Annualized Yield: 3.51%
Taxable-Equivalent Yield: 5.57%[1]
Average Pennsylvania Tax-Exempt Money Market Fund[2]		3.1

Vanguard Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares	VPAIX	2.3%
SEC 30-Day Annualized Yield: 4.11%
Taxable-Equivalent Yield: 6.52%[1]
Admiral™ Shares[3]	VPALX	2.4
SEC 30-Day Annualized Yield: 4.18%
Taxable-Equivalent Yield: 6.63%[1]
Lehman 10 Year Municipal Bond Index		3.5
Average Pennsylvania Municipal Debt Fund[2]		1.1

Your Fund’s Performance at a Glance
November 30, 2006–November 30, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Pennsylvania Tax-Exempt Fund
Money Market	$1.00	$1.00	$0.036	$0.000
Long-Term
Investor Shares	$11.47	$11.18	$0.505	$0.038
Admiral Shares	11.47	11.18	0.513	0.038

1 This calculation, which assumes a typical itemized tax return, is based on the maximum federal tax rate of 35% and the maximum commonwealth of Pennsylvania income tax rate. Local taxes were not considered. Please see the prospectus for a detailed explanation of the calculation.

2 Derived from data provided by Lipper Inc.

3 A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

Chairman’s Letter

Dear Shareholder,

The past fiscal year was a tale of two markets. For most of this period, concerns about inflation drove interest rates higher (and bond prices lower), especially at the longer end of the maturity spectrum. Beginning in midsummer, however, as the subprime mortgage crisis reverberated through the markets, investors bid up ultra-safe U.S. Treasury securities, driving their yields lower. These interest rate dynamics were less pronounced in the tax-exempt bond market, and on balance, municipal securities lagged their Treasury counterparts. As municipal bond prices declined, their tax-exempt yields increased to exceptionally attractive levels relative to taxable bond yields.

In this environment, Vanguard Pennsylvania Tax-Exempt Money Market Fund outperformed the Pennsylvania Long-Term Tax-Exempt Fund and returned 3.6% for the 12 months ended November 30. The Money Market Fund’s yield at fiscal year-end was 3.51%, a taxable-equivalent yield of 5.57% for investors in the highest income tax bracket. The fund maintained a net asset value of $1 per share, as is expected but not guaranteed.

The Investor Shares of Vanguard

Pennsylvania Long-Term Tax-Exempt Fund returned 2.3% for the fiscal year, as interest income more than offset a modest decline in share prices. As of November 30, the Investor Shares’ yield was 4.11% (up from 3.84% a year ago). For investors in the highest income tax bracket, the taxable-equivalent yield was 6.52%. Yields were slightly higher for Admiral Shares.

Please note: Although the funds’ income distributions are expected to be exempt from federal and Pennsylvania state income taxes, a portion of these distributions may be subject to the alternative minimum tax.

Federal Reserve rate cuts depressed short-term yields

Ongoing turmoil in the subprime lending market engendered a “flight to quality” that drove prices of U.S. Treasury bonds sharply higher, and as the bonds’ prices rose, their yields fell. Declines in Treasury yields were steepest at the short end of the maturity spectrum.

The declines were prompted largely by the actions of the Federal Reserve Board, which cut its target for the federal funds rate on two separate occasions. (On December 11, 2007, after the end of the fiscal period, the central bank again lowered the target for short-term interest rates by 0.25 percentage point, to 4.25%.) The yield of the 3-month Treasury bill, which started the fiscal year at 5.02%, had dropped nearly 2 percentage points, to 3.15%, by the end of the period.

The broad taxable bond market returned 6.0% for the fiscal 12 months. Returns from tax-exempt municipal bonds were lower, at 2.7%.

A volatile stock market produced solid gains

Although the U.S. economy began to slow toward the end of the fiscal year, stocks produced solid returns for the 12 months.

Market Barometer
	Average Annual Total Returns
	Periods Ended November 30, 2007
	One Year	Three Years	Five Years
Bonds
Lehman U.S. Aggregate Bond Index (Broad taxable market)	6.0%	4.8%	4.8%
Lehman Municipal Bond Index	2.7	4.2	4.7
Citigroup 3-Month Treasury Bill Index	4.9	4.1	2.9

Stocks
Russell 1000 Index (Large-caps)	7.8%	10.6%	12.3%
Russell 2000 Index (Small-caps)	–1.2	7.9	14.9
Dow Jones Wilshire 5000 Index (Entire market)	7.6	10.7	12.9
MSCI All Country World Index ex USA (International)	22.5	22.7	24.1

CPI
Consumer Price Index	4.3%	3.2%	3.0%

These gains came despite a recession in housing and intensified problems among subprime mortgage-loan lenders—problems that first erupted in midsummer and continued to rattle the financial markets for the remainder of the period. In November, the stock market was quite volatile, as crude oil prices hovered near historic highs while the U.S. dollar continued to lose ground against other major currencies.

The broad U.S. stock market returned 7.6% for the year. Returns from large-capitalization stocks far outpaced those of small-cap issues, and growth stocks outperformed their value-oriented counterparts.

International stocks continued to outpace domestic issues. Emerging-markets stocks did particularly well, followed by stocks in Europe and the Pacific regions—excluding Japan, where returns were slight. The dollar’s ongoing weakness further enhanced international markets’ gains for U.S.-based investors.

Portfolios skillfully navigated choppy waters

During the second half of fiscal-year 2007, U.S. Treasury securities outperformed almost all other fixed income investments, from below-investment-grade bonds to AAA tax-exempt securities. Investors seeking refuge in virtually risk-free securities drove Treasury yields lower and prices higher. The relative performance of muni bonds was also held in check by a significant increase in supply. Nationwide, total tax-exempt issuance increased almost 25% for the 12 months ended November 30 and is on track to reach a calendar-year record.

Compared with Treasury bonds, interest rate movements among tax-exempt bonds were more subdued, though still

Expense Ratios[1]
Your fund compared with its peer group
	Investor	Admiral	Peer
Pennsylvania Tax-Exempt Fund	Shares	Shares	Group
Money Market	0.10%	—	0.65%
Long-Term	0.15	0.08%	1.19

1 Fund expense ratios reflect the 12 months ended November 30, 2007. Peer groups are: for the Pennsylvania Tax-Exempt Money Market Fund, the Average Pennsylvania Tax-Exempt Money Market Fund; and for the Pennsylvania Long-Term Tax-Exempt Fund, the Average Pennsylvania Municipal Debt Fund. Peer-group expense ratios are derived from data provided by Lipper Inc. and capture information through year-end 2006.

significant. For most of the year, tax-exempt money market rates remained at or near their highest level since 2000. As rates fell, in advance of the Federal Reserve’s September and October rate cuts, the yield of the Pennsylvania Tax-Exempt Money Market Fund also declined, ending the fiscal period essentially unchanged from a year ago. For the 12 months through November 30, the fund returned 3.6%, besting the average return of its peers. The fund benefited from very low operating costs and a focus by the advisor—Vanguard Fixed Income Group—on the market’s highest-quality securities.

The midsummer reversal in interest rates helped the Pennsylvania Long-Term Tax-Exempt Fund finish the fiscal year on a positive note. Rising rates in the first half put pressure on the fund’s portfolio, holding total returns for both share classes to 0.1% for the six months. Later in the year, however, falling interest rates (or, put differently, rising prices) combined with interest income to help the fund deliver a 2.3% return on Investor Shares for the full 12 months. (Admiral Shares returned 2.4%.)

The Pennsylvania Long-Term Tax-Exempt Fund’s return was higher than the average result for competing Pennsylvania municipal bond funds, but it trailed the return of the benchmark index because of the fund’s slightly longer duration. Duration measures bonds’ sensitivity to interest rate changes. When interest rates rise, as they did for the period overall, prices suffer most for bonds with the longest maturities and the longest duration. This explains the better relative performance of the fund’s comparative index.

Total Returns
Ten Years Ended November 30, 2007
		Average
		Annual Return
		Average
	Vanguard	Competing
Pennsylvania Tax-Exempt Fund	Fund	Fund[1]
Money Market	2.6%	2.2%
Long-Term Investor Shares	5.2	4.2

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1 Peer groups are: for the Pennsylvania Tax-Exempt Money Market Fund, the Average Pennsylvania Tax-Exempt Money Market Fund; and for the Pennsylvania Long-Term Tax-Exempt Fund, the Average Pennsylvania Municipal Debt Fund. Peer-group returns are derived from data provided by Lipper Inc.

Low expenses help sustain the funds’ long-term performance

Over time, Vanguard’s emphasis on high-quality securities, prudent portfolio management, and low costs has helped to produce impressive results relative to competing tax-exempt portfolios.

For the ten years ended November 30, the Pennsylvania Tax-Exempt Money Market Fund earned an average annual return of 2.6%, outperforming its peers. In its nearly 20 years of existence, the fund continued to deliver superior tax-exempt returns while providing liquidity and preserving principal. Low costs are especially critical in the money market arena, where generally low yields and the limited variety of securities constrain a fund’s ability to offset the deleterious impact of high costs.

The Pennsylvania Long-Term Tax-Exempt Fund earned an average annual return of 5.2% over the ten years ended November 30; by comparison, the average return for competing funds was 4.2% over the same period. The Pennsylvania Long-Term Tax-Exempt Fund benefits from Vanguard’s low costs, which enable our portfolio managers to focus their efforts on identifying high-quality securities from hundreds of diverse municipal issuers.

Income and quality are anchors for diversified portfolios

Over the past year, both equity and fixed income markets have experienced increased volatility. Because market cycles are hard to predict with accuracy, Vanguard always encourages shareholders to invest with a long-term view, to diversify within and across asset classes, and to pay attention to costs.

Fixed income investments have an important role to play in a balanced, diversified portfolio. A fixed income allocation can moderate the volatility of an all-stock portfolio while generating a steady stream of income. For investors in higher tax brackets, municipal bonds can be an especially attractive option.

Along with an experienced portfolio management team, your fund’s advisor, Vanguard Fixed Income Group, has a large and experienced credit analysis group that independently evaluates high-quality municipal securities issued by a broad cross section of Pennsylvania state and local governments as well as regional authorities. And, by keeping expenses low, the advisor helps investors keep more of their returns. Both the Pennsylvania Tax-Exempt Money Market Fund and the Pennsylvania Long-Term Tax-Exempt Fund can play important roles in helping you build a diversified portfolio to achieve your financial goals.

Thank you for entrusting your assets to Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

December 14, 2007

Advisor’s Report

For the fiscal year ended November 30, 2007, Vanguard Pennsylvania Tax-Exempt Money Market Fund returned 3.6%, exceeding the average return of its peers. The Investor Shares of Vanguard Pennsylvania Long-Term Tax-Exempt Fund returned 2.3% (2.4% for Admiral Shares), lagging the fund’s benchmark index but outperforming the peer-group average.

The investment environment

Over the past year, the U.S. economy expanded slightly below its potential long-run growth rate. The Commerce Department’s estimate of growth in real gross domestic product (GDP) for the 12 months ended September 30, 2007, was 2.8%. Robust GDP growth in the July–September quarter was fueled by surging global demand for U.S. exports (made more attractive by a relatively weak dollar) and an expanding service sector. Consumer spending, adjusted for inflation, grew at a 2.9% pace for the 12 months ended November 30, thanks to rising incomes and a fairly tight labor market. Consensus expectations point to a moderation in real GDP growth going forward as the housing recession continues and the attendant “credit crunch” increases financing costs.

The rate of consumer inflation accelerated toward the end of 2007 as food and energy prices rose. For the 12 months ended November 30, the Consumer Price Index (CPI) increased 4.3%. Expectations for core CPI inflation (excluding food and energy prices) are for a modest and gradual deceleration toward or even below 2% in coming months.

Yields of Municipal Securities
(AAA-Rated General-Obligation Issues)
	November 30,	November 30,
Maturity	2006	2007
2 years	3.45%	3.18%
5 years	3.43	3.26
10 years	3.56	3.62
30 years	3.91	4.32

Yields of U.S. Treasury Securities
	November 30,	November 30,
Maturity	2006	2007
2 years	4.61%	3.00%
5 years	4.45	3.39
10 years	4.46	3.94
30 years	4.56	4.38

Source: Vanguard.

Following its 50-basis-point reduction in the federal funds target rate in September, the Federal Reserve Board again lowered its target, by 25 basis points, to 4.5% on October 31. On December 11, after the end of the fiscal year, the Fed reduced the target rate by another 25 basis points to 4.25%. In its statement at that time, the Fed commented that “economic growth is slowing, reflecting the intensification of the housing correction and some softening in business and consumer spending,” although recent actions “should help promote moderate growth over time.” Many financial market participants expect further reductions in the federal funds rate in 2008, given expectations for slower growth, stable core inflation rates, and ongoing concerns about credit availability.

Impact of subprime lending woes

Over the 12 months ended November 30, municipal bonds underperformed U.S. Treasuries across the yield curve. This reflected a global “flight to quality” that produced a rally in Treasuries as the subprime lending crisis continued to unnerve the credit markets. The relative underperformance of municipal bonds was exacerbated by credit concerns surrounding some of the municipal insurance companies that backstop many AAA-rated municipal bonds. The net effect of these forces was to cheapen high-quality tax-exempt bonds to extraordinarily attractive levels on an after-tax basis.

For fiscal-year 2007, total tax-exempt issuance increased 24.6% to $451.9 billion. At the end of the period, municipal market issuance appeared headed toward a calendar-year record. In Pennsylvania, total tax-exempt issuance increased 34%, a bit higher than the nationwide pace.

Management of the funds

Yields rose in the Pennsylvania Tax-Exempt Money Market Fund during the first half of the fiscal year, then fell in the second half, finishing the period mostly unchanged. The fund outperformed the average return of its peer group by 0.50 percentage point, benefiting from our emphasis on the market’s highest-quality securities and the fund’s low expenses. The Pennsylvania Long-Term Tax-Exempt Fund’s performance reflected these same characteristics, outpacing the peer-group average. On an absolute basis, however, the fund’s 2.3% return for Investor Shares (2.4% for Admiral Shares) was modest, as rising interest rates for longer-term bonds put pressure on the portfolio’s holdings.

About half of all outstanding municipal debt is guaranteed by various insurance companies. Recent news about some of these companies has brought into question the durability of AAA ratings, given the insurers’ exposure to guaranteed residential mortgage-backed securities. It is important to remember that the decision to invest in insured bonds and money market instruments depends first and foremost on the quality of the underlying tax-exempt issuer.

As a matter of course, Vanguard always looks carefully beneath the surface, to an evaluation of the underlying credit as the key factor in the purchase of a tax-exempt instrument. Our large and experienced municipal credit group conducts a focused and diligent examination of all holdings, and we believe our shareholders can continue to rely on the rigorous review and oversight process that is consistent with our funds’ objectives.

We expect that our funds’ combination of low costs, prudent management, and bias toward high-quality issues will continue to produce more-than-competitive returns.

Kathryn T. Allen, Principal

John M. Carbone, Principal

Vanguard Fixed Income Group

December 18, 2007

Pennsylvania Tax-Exempt Money Market Fund

Fund Profile

As of November 30, 2007

Financial Attributes

Yield	3.5%
Average Weighted Maturity	26 days
Average Quality[1]	MIG-1
Expense Ratio	0.10%

Distribution by Credit Quality[2] (% of portfolio)

MIG-1/A-1+/SP-1+/F-1+	88.6%
P-1/A-1/SP-1/F-1	11.3
AAA/AA	0.1

1 Moody’s Investors Service.

2 Ratings: Moody’s Investors Service, Standard & Poor’s, Fitch. See page 53 for a glossary of investment terms.

Pennsylvania Tax-Exempt Money Market Fund

Performance Summary

Investment returns will fluctuate. All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) The returns shown do not reflect taxes that a shareholder would pay on fund distributions. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The annualized yield shown reflects the current earnings of the fund more closely than do the average annual returns.

Cumulative Performance: November 30, 1997–November 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Pennsylvania Tax-Exempt Money Market Fund[1]	3.64%	2.21%	2.56%	$12,870
Average Pennsylvania Tax-Exempt
Money Market Fund[2]	3.14	1.77	2.17	12,389

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Returns for the Average Pennsylvania Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.

Pennsylvania Tax-Exempt Money Market Fund

Fiscal-Year Total Returns (%): November 30, 1997–November 30, 2007
		Average
		Fund[1]
Fiscal	Total	Total
Year	Return	Return
1998	3.3%	3.0%
1999	3.1	2.7
2000	3.9	3.6
2001	2.9	2.5
2002	1.3	1.0
2003	0.9	0.6
2004	1.0	0.6
2005	2.2	1.7
2006	3.3	2.8
2007	3.6	3.1
SEC 7-Day Annualized Yield (11/30/2007): 3.51%

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

	Inception Date	One Year	Five Years	Ten Years
Pennsylvania Tax-Exempt Money Market Fund[2]	6/13/1988	3.64%	2.14%	2.56%

1 Returns for the Average Pennsylvania Tax-Exempt Money Market Fund are derived from data provided by Lipper Inc.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Note: See Financial Highlights table on page 26 for dividend information.

Pennsylvania Tax-Exempt Money Market Fund

Financial Statements

Statement of Net Assets

As of November 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
Municipal Bonds (99.4%)
1	Abington PA School District TOB VRDO	3.640%	12/7/07	(3)	7,500	7,500
1	Allegheny County PA GO TOB VRDO	3.650%	12/7/07	(4)	25,985	25,985
	Allegheny County PA GO VRDO	3.640%	12/7/07	LOC	37,310	37,310
	Allegheny County PA GO VRDO	3.640%	12/7/07	LOC	14,455	14,455
	Allegheny County PA Higher Educ. Auth. Rev.
	(Washington & Jefferson College) VRDO	3.660%	12/7/07	LOC	9,340	9,340
1	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Presbyterian Univ. Health System, Inc. Project)
	TOB VRDO	3.640%	12/7/07	(1)	46,900	46,900
1	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Univ of Pittsburgh Medical Center) TOB VRDO	3.660%	12/7/07		54,990	54,990
1	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Univ. of Pittsburgh Medical Center) TOB VRDO	3.640%	12/7/07		28,900	28,900
1	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Univ. of Pittsburgh Medical Center) TOB VRDO	3.730%	12/7/07		5,000	5,000
1	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Univ. of Pittsburgh Medical Center) TOB VRDO	3.820%	12/7/07	(1)	4,995	4,995
1	Allegheny County PA Hosp. Dev. Auth. Rev.
	TOB VRDO	3.660%	12/7/07	LOC	50,000	50,000
	Allegheny County PA IDA Rev.
	(Carnegie Museum of Pittsburgh) VRDO	3.640%	12/7/07	LOC	4,455	4,455
	Allegheny County PA IDA Rev.
	(Residential Rental) VRDO	3.710%	12/7/07	LOC	2,965	2,965
	Allegheny County PA IDA Rev.
	(Western PA School for Blind Children) PUT	3.750%	7/1/08		15,000	15,000
	Allegheny County PA Port Auth. GAN	4.250%	6/30/08	LOC	10,205	10,238
	Beaver County PA IDA PCR (First Energy) VRDO	3.600%	12/3/07	LOC	11,700	11,700
	Beaver County PA IDA PCR (First Energy) VRDO	3.630%	12/3/07	LOC	8,600	8,600
	Beaver County PA IDA PCR (First Energy) VRDO	3.560%	12/7/07	LOC	52,250	52,250
	Beaver County PA IDA PCR (First Energy) VRDO	3.600%	12/7/07	LOC	24,000	24,000
1	Bensalem Township PA School Dist. GO TOB VRDO	3.660%	12/7/07	(3)	5,400	5,400
	Berks County PA IDA (Kutztown Univ.) VRDO	3.640%	12/7/07	LOC	10,275	10,275
1	Bethlehem PA Area School Dist. GO TOB VRDO	3.730%	12/7/07	(3)	19,800	19,800
	Bucks County PA IDA
	(Pennswood Village Project) VRDO	3.620%	12/7/07	LOC	8,800	8,800
	Bucks County PA IDA
	(Pennswood Village Project) VRDO	3.620%	12/7/07	LOC	5,500	5,500
1	Central Bucks PA School Dist. TOB PUT	3.750%	3/6/08	(3)	5,540	5,540
1	Central Bucks PA School Dist. TOB VRDO	3.640%	12/7/07	(3)	16,350	16,350

Pennsylvania Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Central Bucks PA School Dist. VRDO	3.700%	12/7/07 (3)	10,510	10,510
	Chambersburg PA Auth. Rev.
	(Wilson College Project) VRDO	3.590%	12/7/07 LOC	31,180	31,180
	Chester County PA Health & Educ. Fac. Auth. Rev.
	(Jefferson Health System) VRDO	3.570%	12/7/07	13,400	13,400
	Chester County PA Health & Educ. Fac. Auth. Rev.
	(Jefferson Health System) VRDO	3.610%	12/7/07	26,070	26,070
	Chester County PA Health & Educ. Fac. Auth. Rev.
	(Jenner’s Pond Project) VRDO	3.600%	12/7/07 LOC	10,475	10,475
	Chester County PA IDA
	(Archdiocese of Philadelphia) VRDO	3.580%	12/3/07 LOC	9,040	9,040
	Chester County PA IDA Student Housing Rev. VRDO	3.630%	12/7/07 LOC	23,010	23,010
1	Chester County PA TOB VRDO	3.660%	12/7/07	9,790	9,790
	Cumberland County PA Muni. Auth. College Rev.
	(Dickinson College) PUT	3.450%	11/1/08 LOC	5,000	5,000
	Cumberland County PA Muni. Auth. College Rev.
	(Messiah Village Program) VRDO	3.600%	12/7/07 LOC	3,700	3,700
	Dallastown Area School Dist. VRDO	3.600%	12/7/07 (4)	7,500	7,500
	Dallastown Area School Dist. York County PA
	GO VRDO	3.700%	12/7/07 (3)	18,330	18,330
	Daniel Boone PA Area School Dist. GO VRDO	3.660%	12/7/07 (2)	9,975	9,975
	Dauphin County PA General Auth. Hosp. Rev.
	(Reading Hosp. & Medical Center) VRDO	3.600%	12/7/07	8,605	8,605
	Delaware County PA Auth. Rev.
	(White Horse Village Project) VRDO	3.590%	12/3/07 LOC	33,455	33,455
	Delaware County PA Auth. Univ. Rev.
	(Villanova Univ.) VRDO	3.540%	12/7/07 LOC	9,065	9,065
	Delaware County PA Auth. Univ. Rev.
	(Villanova Univ.) VRDO	3.540%	12/7/07 LOC	12,525	12,525
	Delaware County PA Hosp. Auth. Rev.
	(Crozer-Chester Medical Center) VRDO	3.600%	12/7/07 LOC	16,420	16,420
	Delaware County PA Hosp. Auth. Rev.
	(Crozer-Chester Medical Center) VRDO	3.680%	12/7/07 LOC	4,000	4,000
	Delaware County PA IDA Airport Fac.
	(United Parcel Service) VRDO	3.600%	12/3/07	26,400	26,400
	Delaware County PA IDA PCR
	(BP Exploration & Oil) VRDO	3.600%	12/3/07	27,450	27,450
	Delaware County PA IDA PCR (PECO) CP	3.590%	12/11/07 LOC	22,125	22,125
	Delaware County PA
	IDA Refunding Resource Recovery Fac.
	(General Electric Capital Corp.) VRDO	3.560%	12/7/07	42,600	42,600
	Delaware County PA
	IDA Refunding Resource Recovery Fac.
	(General Electric Capital Corp.) VRDO	3.560%	12/7/07	8,375	8,375
	Delaware County PA
	IDA Refunding Resource Recovery Fac.
	(General Electric Capital Corp.) VRDO	3.560%	12/7/07	8,595	8,595
	Delaware County PA
	IDA Refunding Resource Recovery Fac.
	(General Electric Capital Corp.) VRDO	3.560%	12/7/07	7,640	7,640
	Delaware County PA
	IDA Refunding Resource Recovery Fac.
	(General Electric Capital Corp.) VRDO	3.560%	12/7/07	8,235	8,235
	Delaware County PA
	IDA Solid Waste Rev. (Scott Paper Co.) VRDO	3.900%	12/7/07	8,700	8,700

Pennsylvania Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Delaware County PA
	IDA Solid Waste Rev. (Scott Paper Co.) VRDO	3.900%	12/7/07		14,900	14,900
	Delaware County PA
	IDA Solid Waste Rev. (Scott Paper Co.) VRDO	3.900%	12/7/07		17,000	17,000
	Delaware County PA
	IDA Solid Waste Rev. (Scott Paper Co.) VRDO	3.900%	12/7/07		19,895	19,895
1	Delaware River Port Auth.
	Pennsylvania & New Jersey Rev. TOB VRDO	3.660%	12/7/07	(1)	5,645	5,645
1	East Stroudsburg PA Area School Dist.
	GO TOB VRDO	3.660%	12/7/07	(3)	6,500	6,500
1	Erie County PA GO TOB VRDO	3.820%	12/7/07	(1)	7,250	7,250
	Fayette County PA Hosp. Auth. Rev.
	(Fayette Regional Health System) VRDO	3.600%	12/7/07	LOC	15,000	15,000
	Franklin County PA IDA Healthcare Rev.
	(Chambersburg Hosp.) VRDO	3.680%	12/7/07	(2)	5,700	5,700
	Franklin County PA IDA Rev.
	(Menno Haven Inc. Project) VRDO	3.610%	12/7/07	LOC	15,250	15,250
1	Geisinger Health System Auth. of Pennsylvania Rev.
	(Penn State Geisinger Health System) TOB VRDO	3.660%	12/7/07		9,745	9,745
1	Geisinger Health System Auth. of Pennsylvania Rev.
	(Penn State Geisinger Health System) TOB VRDO	3.660%	12/7/07		16,695	16,695
1	Geisinger Health System Auth. of Pennsylvania Rev.
	(Penn State Geisinger Health System) TOB VRDO	3.660%	12/7/07		3,875	3,875
1	Geisinger Health System Auth. of Pennsylvania Rev.
	(Penn State Geisinger Health System) TOB VRDO	3.660%	12/7/07		19,995	19,995
	Geisinger Health System Auth. of Pennsylvania Rev.
	(Penn State Geisinger Health System) VRDO	3.500%	12/3/07		9,000	9,000
	Geisinger Health System Auth. of Pennsylvania Rev.
	(Penn State Geisinger Health System) VRDO	3.570%	12/3/07		20,000	20,000
	Geisinger Health System Auth. of Pennsylvania Rev.
	(Penn State Geisinger Health System) VRDO	3.570%	12/3/07		10,650	10,650
	Governor Mifflin PA School Dist. VRDO	3.640%	12/7/07	(4)	14,600	14,600
	Lackawanna County PA GO VRDO	3.600%	12/7/07	LOC	20,365	20,365
	Lackawanna County PA IDA Rev.
	(Scranton Prep School Proj.) VRDO	3.620%	12/7/07	LOC	24,395	24,395
	Lancaster County PA Convention Center Auth. Rev.
	(Hotel Room) VRDO	3.640%	12/7/07	LOC	40,000	40,000
	Lancaster County PA Hosp. Auth. Rev.
	(Masonic Homes) VRDO	3.610%	12/7/07	(2)	5,930	5,930
	Lancaster County PA Hosp. Auth. Rev.
	(Masonic Homes) VRDO	3.620%	12/7/07	LOC	10,840	10,840
	Manheim Township PA School Dist. VRDO	3.620%	12/7/07	(4)	5,935	5,935
	Manheim Township PA School Dist. VRDO	3.620%	12/7/07	(4)	9,000	9,000
	Manheim Township PA School Dist. VRDO	3.620%	12/7/07	(4)	10,000	10,000
	Mercersburg Borough PA General Purpose Auth.
	(Mercersburg College) VRDO	3.600%	12/7/07	LOC	19,900	19,900
	Mercersburg Borough PA General Purpose Auth.
	(Mercersburg College) VRDO	3.600%	12/7/07	LOC	18,715	18,715
	Mercersburg Borough PA General Purpose Auth.
	(Mercersburg College) VRDO	3.600%	12/7/07	LOC	10,000	10,000
1	Mifflin County PA School Dist. TOB VRDO	3.660%	12/7/07	(10)	12,510	12,510
1	Montgomery County PA IDA Auth.
	Retirement Community Rev. TOB VRDO	3.660%	12/7/07		6,000	6,000
	Montgomery County PA IDA PCR
	(Exelon Generation Co.) CP	3.380%	3/5/08	LOC	42,800	42,800

Pennsylvania Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Montgomery County PA IDA PCR
	(Presbytery Homes) VRDO	3.570%	12/7/07	LOC	18,900	18,900
	Montgomery County PA IDA Rev.
	(Foulkeways At Gwynedd Project) VRDO	3.640%	12/7/07	LOC	13,260	13,260
	Montgomery County PA IDA Rev.
	(Friends’ Central School Project) VRDO	3.600%	12/7/07	LOC	4,055	4,055
	Montgomery County PA IDA Rev.
	(Gloria Dei Project) VRDO	3.600%	12/7/07	LOC	17,590	17,590
	Montgomery County PA IDA Rev.
	(Meadowood Corp) VRDO	3.600%	12/7/07	LOC	18,915	18,915
	Montgomery County PA IDA Rev.
	(Rosemont School Holy Child) VRDO	3.570%	12/7/07	LOC	12,200	12,200
1	Mount Lebanon PA School Dist. GO TOB VRDO	3.670%	12/7/07	(1)(Prere.)	5,170	5,170
	North Wales PA Water Auth. Rural Water Project PUT	3.550%	4/1/08		4,500	4,500
	Northampton County PA General Purpose Auth.
	Univ. Rev. (Lafayette College) VRDO	3.540%	12/7/07		9,950	9,950
1	Northampton County PA General Purpose Auth.
	Univ. Rev. (Lehigh Univ.) TOB VRDO	3.640%	12/7/07	(1)	21,385	21,385
	Northampton County PA General Purpose Auth.
	Univ. Rev. (Lehigh Univ.) VRDO	3.580%	12/7/07		12,810	12,810
	Northampton County PA General Purpose Auth.
	Univ. Rev. (Lehigh Univ.) VRDO	3.580%	12/7/07		20,210	20,210
	Northampton County PA General Purpose Auth.
	Univ. Rev. (Lehigh Univ.) VRDO	3.630%	12/7/07		7,100	7,100
	Northampton County PA IDA PCR
	(Libra Partners) VRDO	3.760%	12/7/07	LOC	5,280	5,280
1	Norwin PA School Dist. GO TOB VRDO	3.820%	12/7/07	(4)	5,985	5,985
1	Owen J. Roberts School Dist. Pennsylvania
	GO TOB PUT	3.780%	3/6/08	(4)	16,895	16,895
	Parkland PA School Dist. VRDO	3.620%	12/7/07	(4)	10,000	10,000
1	Pennsbury PA School Dist. TOB VRDO	3.820%	12/7/07	(3)	5,070	5,070
	Pennsbury PA School Dist. VRDO	3.610%	12/7/07	(4)	10,305	10,305
	Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
	(Jefferson Health) VRDO	3.550%	12/7/07		25,325	25,325
	Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
	(Jefferson Health) VRDO	3.600%	12/7/07		26,705	26,705
1	Pennsylvania Econ. Dev. Financing Auth. Fac. Rev.
	(Wenger’s Feed Mill) VRDO	3.760%	12/7/07	LOC	6,900	6,900
	Pennsylvania GO	5.000%	2/1/08		12,930	12,960
	Pennsylvania GO	5.250%	2/1/08		5,000	5,015
	Pennsylvania GO	5.000%	7/1/08	(3)	12,150	12,244
	Pennsylvania GO	6.000%	7/1/08		8,220	8,345
	Pennsylvania GO	5.000%	9/15/08		7,150	7,241
1	Pennsylvania GO TOB VRDO	3.660%	12/7/07		6,060	6,060
1	Pennsylvania GO TOB VRDO	3.660%	12/7/07		22,030	22,030
1	Pennsylvania GO TOB VRDO	3.660%	12/7/07		28,500	28,500
1	Pennsylvania GO TOB VRDO	3.660%	12/7/07		19,320	19,320
1	Pennsylvania GO TOB VRDO	3.660%	12/7/07	(4)	10,030	10,030
1	Pennsylvania GO TOB VRDO	3.660%	12/7/07		12,785	12,785
1	Pennsylvania GO TOB VRDO	3.670%	12/7/07	(4)	19,760	19,760
1	Pennsylvania GO TOB VRDO	3.680%	12/7/07		10,385	10,385
1	Pennsylvania GO TOB VRDO	3.680%	12/7/07	(1)	20,000	20,000
1	Pennsylvania GO TOB VRDO	3.680%	12/7/07	(4)	7,191	7,191
1	Pennsylvania GO TOB VRDO	3.730%	12/7/07	(1)	7,540	7,540
1	Pennsylvania GO TOB VRDO	3.730%	12/7/07		40,440	40,440

Pennsylvania Tax-Exempt Money Market Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Pennsylvania Higher Educ.
	Assistance Agency Student Loan Rev. VRDO	3.650%	12/7/07 (2)	6,900	6,900
	Pennsylvania Higher Educ.
	Assistance Agency Student Loan Rev. VRDO	3.650%	12/7/07 (2)	34,200	34,200
	Pennsylvania Higher Educ.
	Assistance Agency Student Loan Rev. VRDO	3.650%	12/7/07 (2)	40,700	40,700
	Pennsylvania Higher Educ.
	Assistance Agency Student Loan Rev. VRDO	3.650%	12/7/07 (4)	5,000	5,000
	Pennsylvania Higher Educ.
	Assistance Agency Student Loan Rev. VRDO	3.660%	12/7/07 (2)	13,500	13,500
	Pennsylvania Higher Educ.
	Assistance Agency Student Loan Rev. VRDO	3.660%	12/7/07 (2)	27,500	27,500
	Pennsylvania Higher Educ.
	Assistance Agency Student Loan Rev. VRDO	3.660%	12/7/07 (4)	43,500	43,500
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Carnegie Mellon Univ.) VRDO	3.570%	12/3/07	33,665	33,665
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Carnegie Mellon Univ.) VRDO	3.570%	12/3/07	21,975	21,975
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Carnegie Mellon Univ.) VRDO	3.570%	12/3/07	7,600	7,600
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Carnegie Mellon Univ.) VRDO	3.570%	12/3/07	33,725	33,725
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(College of Optometry) VRDO	3.640%	12/7/07 LOC	12,500	12,500
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Drexel Univ.) VRDO	3.570%	12/7/07 LOC	20,940	20,940
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Drexel Univ.) VRDO	3.580%	12/7/07 LOC	22,500	22,500
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Drexel Univ.) VRDO	3.610%	12/7/07 (1)	30,525	30,525
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Drexel Univ.) VRDO	3.610%	12/7/07 LOC	30,000	30,000
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Gannon Univ.) VRDO	3.600%	12/7/07 LOC	7,885	7,885
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Kings College) VRDO	3.600%	12/7/07 LOC	4,700	4,700
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(La Salle Univ.) VRDO	3.570%	12/7/07 LOC	7,000	7,000
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Student Assn. Inc. Housing -
	California Univ. of Pennsylvania) VRDO	3.610%	12/7/07 LOC	64,330	64,330
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Temple Univ.)	5.250%	4/1/08 (1)(Prere.)	2,320	2,356
1	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Temple Univ.) TOB VRDO	3.680%	12/7/07 (1)	4,159	4,159
1	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Temple Univ.) TOB VRDO	3.730%	12/7/07 (1)	47,800	47,800
1	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Thomas Jefferson Univ.) TOB VRDO	3.680%	12/7/07 (2)	7,154	7,154
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Trustees Univ.)	5.250%	9/1/08	5,110	5,168
	Pennsylvania Higher Educ. Fac. Auth. Rev.
	(Washington & Jefferson Colleges) VRDO	3.620%	12/7/07 LOC	3,800	3,800
1	Pennsylvania Higher Educ. Fac. Auth. Rev.
	TOB VRDO	3.660%	12/7/07 (1)	11,995	11,995

Pennsylvania Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
1	Pennsylvania Higher Educ. Fac. Auth. Rev.
	TOB VRDO	3.660%	12/7/07		4,875	4,875
1	Pennsylvania Higher Educ. Fac. Auth. Rev.
	TOB VRDO	3.670%	12/7/07	(10)	4,370	4,370
1	Pennsylvania Higher Educ. Fac. Auth. Rev.
	TOB VRDO	3.730%	12/7/07	(1)	16,855	16,855
1	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) TOB PUT	3.750%	2/20/08		7,085	7,085
1	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) TOB VRDO	3.710%	12/7/07		6,810	6,810
1	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) TOB VRDO	3.740%	12/7/07		9,190	9,190
1	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) TOB VRDO	3.760%	12/7/07		8,575	8,575
	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) VRDO	3.630%	12/7/07		40,615	40,615
	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) VRDO	3.630%	12/7/07		15,690	15,690
	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) VRDO	3.630%	12/7/07		10,700	10,700
	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) VRDO	3.630%	12/7/07		31,930	31,930
	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) VRDO	3.650%	12/7/07		31,250	31,250
	Pennsylvania Housing Finance Agency Rev.
	(Single Family Mortgage) VRDO	3.650%	12/7/07		23,905	23,905
1	Pennsylvania Housing Finance Agency Rev.
	TOB VRDO	3.700%	12/7/07		1,610	1,610
1	Pennsylvania Housing Finance Agency Rev.
	TOB VRDO	3.710%	12/7/07		5,995	5,995
1	Pennsylvania Housing Finance Agency Rev.
	TOB VRDO	3.710%	12/7/07		7,495	7,495
1	Pennsylvania Housing Finance Agency Rev.
	TOB VRDO	3.720%	12/7/07		9,930	9,930
1	Pennsylvania Housing Finance Agency Rev.
	TOB VRDO	3.740%	12/7/07		8,545	8,545
1	Pennsylvania Housing Finance Agency Rev.
	TOB VRDO	3.740%	12/7/07		9,925	9,925
1	Pennsylvania Housing Finance Agency Rev.
	TOB VRDO	3.760%	12/7/07		6,500	6,500
	Pennsylvania Housing Finance Agency Rev. VRDO	3.630%	12/7/07		30,000	30,000
	Pennsylvania Housing Finance Agency Rev. VRDO	3.630%	12/7/07		11,865	11,865
	Pennsylvania Housing Finance Agency Rev. VRDO	3.630%	12/7/07		10,000	10,000
	Pennsylvania Housing Finance Agency Rev. VRDO	3.630%	12/7/07		7,500	7,500
	Pennsylvania Housing Finance Agency Rev. VRDO	3.650%	12/7/07		9,495	9,495
	Pennsylvania Housing Finance Agency Rev. VRDO	3.650%	12/7/07		20,000	20,000
1	Pennsylvania IDA Rev. TOB VRDO	3.820%	12/7/07	(2)	5,140	5,140
1	Pennsylvania Public School Auth. Rev. TOB VRDO	3.670%	12/7/07	(4)	52,080	52,080
1	Pennsylvania Public School Building Auth. Lease Rev.
	(School Dist. of Philadelphia) TOB PUT	3.690%	2/21/08	(4)	30,805	30,805
1	Pennsylvania Public School Building Auth. Lease Rev.
	TOB VRDO	3.640%	12/7/07	(4)	16,725	16,725
1	Pennsylvania State Univ. Rev. TOB PUT	3.750%	3/6/08		6,905	6,905
1	Pennsylvania State Univ. Rev. TOB PUT	3.750%	3/6/08		6,540	6,540
1	Pennsylvania State Univ. Rev. TOB VRDO	3.680%	12/7/07		7,065	7,065
	Pennsylvania State Univ. Rev. VRDO	3.570%	12/7/07		73,275	73,275

Pennsylvania Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Pennsylvania State Univ. Rev. VRDO	3.570%	12/7/07		5,300	5,300
1	Pennsylvania State Univ. TOB VRDO	3.640%	12/7/07	(2)	20,000	20,000
1	Pennsylvania Turnpike Comm.
	Oil Franchise Tax Rev. TOB VRDO	3.660%	12/7/07	(1)	2,575	2,575
1	Pennsylvania Turnpike Comm.
	Oil Franchise Tax Rev. TOB VRDO	3.680%	12/7/07	(2)	25,430	25,430
1	Pennsylvania Turnpike Comm.
	Registration Fee Rev. TOB VRDO	3.660%	12/7/07	(4)	6,905	6,905
1	Pennsylvania Turnpike Comm.
	Registration Fee Rev. TOB VRDO	3.670%	12/7/07	(4)	9,965	9,965
1	Pennsylvania Turnpike Comm. Rev. TOB VRDO	3.660%	12/7/07	(2)	34,485	34,485
1	Pennsylvania Turnpike Comm. Rev. TOB VRDO	3.670%	12/7/07	(2)	3,795	3,795
	Pennsylvania Turnpike Comm. Rev. VRDO	3.560%	12/7/07		39,660	39,660
	Pennsylvania Turnpike Comm. Rev. VRDO	3.560%	12/7/07		24,300	24,300
	Pennsylvania Turnpike Comm. Rev. VRDO	3.560%	12/7/07		13,575	13,575
	Pennsylvania Turnpike Comm. Rev. VRDO	3.560%	12/7/07		39,500	39,500
	Pennsylvania Turnpike Comm. Rev. VRDO	3.600%	12/7/07		34,020	34,020
1	Philadelphia PA Airport Rev. TOB VRDO	3.740%	12/7/07	(4)	1,360	1,360
1	Philadelphia PA Airport Rev. TOB VRDO	3.740%	12/7/07	(4)	910	910
	Philadelphia PA Airport Rev. VRDO	3.680%	12/7/07	(1)	10,600	10,600
	Philadelphia PA Airport Rev. VRDO	3.700%	12/7/07	(1)	15,000	15,000
	Philadelphia PA Auth. IDR
	(Girard Estate Aramark Project) VRDO	3.570%	12/7/07	LOC	4,000	4,000
	Philadelphia PA Auth. IDR
	(PA Academy of Fine Arts) VRDO	3.640%	12/7/07	LOC	10,840	10,840
1	Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
	(Children’s Hosp. of Philadelphia) TOB VRDO	3.660%	12/7/07		17,090	17,090
1	Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
	(Children’s Hosp. of Philadelphia) TOB VRDO	3.760%	12/7/07		9,625	9,625
	Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
	(Children’s Hosp. of Philadelphia) VRDO	3.570%	12/3/07		11,900	11,900
	Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
	(Children’s Hosp. of Philadelphia) VRDO	3.570%	12/3/07		1,900	1,900
	Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
	(Children’s Hosp. of Philadelphia) VRDO	3.570%	12/3/07		16,250	16,250
	Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
	(Jefferson Health System) PUT	3.680%	2/4/08		16,900	16,900
	Philadelphia PA Hosp. & Higher Educ. Fac. Auth. Rev.
	(Wills Eye Hosp.) VRDO	3.570%	12/7/07	LOC	11,115	11,115
1	Philadelphia PA IDA Rev.
	(Fox Chase Cancer Center) TOB PUT	3.500%	3/13/08	LOC	12,000	12,000
	Philadelphia PA IDA Rev.
	(Fox Chase Cancer Center) VRDO	3.570%	12/3/07	LOC	4,000	4,000
1	Philadelphia PA IDA Rev.
	(Philadelphia Airport System) TOB VRDO	3.710%	12/7/07	(1)	3,750	3,750
1	Philadelphia PA IDA Rev. TOB VRDO	3.660%	12/7/07	(4)	9,990	9,990
	Philadelphia PA IDA Rev. VRDO	3.570%	12/7/07	LOC	9,450	9,450
1	Philadelphia PA School Dist. TOB VRDO	3.710%	12/7/07	(3)(Prere.)	4,995	4,995
1	Philadelphia PA School Dist. TOB VRDO	3.730%	12/7/07	(3)	11,020	11,020
1	Philadelphia PA School Dist. TOB VRDO	3.820%	12/7/07	(3)	6,560	6,560
1	Philadelphia PA School Dist. TOB VRDO	3.820%	12/7/07	(3)	5,995	5,995
1	Philadelphia PA School Dist. TOB VRDO	3.820%	12/7/07	(2)	5,250	5,250
	Philadelphia PA School Dist. TRAN	4.500%	6/27/08	LOC	150,000	150,651
	Philadelphia PA TRAN	4.500%	6/30/08		10,000	10,047
1	Philadelphia PA Water & Waste Water Rev.
	TOB VRDO	3.660%	12/7/07	(4)	5,250	5,250

Pennsylvania Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
1	Philadelphia PA Water & Waste Water Rev.
	TOB VRDO	3.670%	12/7/07	(4)	9,900	9,900
1	Philadelphia PA Water & Waste Water Rev.
	TOB VRDO	3.670%	12/7/07	(4)	32,910	32,910
1	Philadelphia PA Water & Waste Water Rev.
	TOB VRDO	3.690%	12/7/07	(3)	5,250	5,250
1	Philadelphia PA Water & Waste Water Rev.
	TOB VRDO	3.820%	12/7/07	(4)	7,210	7,210
	Pittsburgh PA School Dist. GO	5.250%	3/1/08	(3)(Prere.)	7,000	7,026
	Pittsburgh PA School Dist. GO	5.250%	3/1/08	(3)(Prere.)	5,200	5,220
	Pittsburgh PA School Dist. GO	5.350%	3/1/08	(3)(Prere.)	3,510	3,524
1	Pittsburgh PA Urban Redev. Auth.
	Single Family Mortgage Rev. TOB VRDO	3.770%	12/7/07		8,480	8,480
	Sayre PA Health Care Fac. Auth. Rev.
	(VHA of Pennsylvania, Pooled Capital
	Asset Financial Program) VRDO	3.600%	12/7/07	(2)	6,300	6,300
	Sayre PA Health Care Fac. Auth. Rev.
	(VHA of Pennsylvania, Pooled Capital
	Asset Financial Program) VRDO	3.600%	12/7/07	(2)	2,150	2,150
	Sayre PA Health Care Fac. Auth. Rev.
	(VHA of Pennsylvania, Pooled Capital
	Asset Financial Program) VRDO	3.610%	12/7/07	(2)	3,000	3,000
	Sayre PA Health Care Fac. Auth. Rev.
	(VHA of Pennsylvania, Pooled Capital
	Asset Financial Program) VRDO	3.610%	12/7/07	(2)	2,800	2,800
1	Seneca Valley PA School Dist. GO TOB VRDO	3.670%	12/7/07	(1)	23,320	23,320
	Shippensburg Borough PA Auth. Rev.
	(Bethlehem Area School Dist.) VRDO	3.610%	12/7/07	(4)	9,600	9,600
1	Souderton PA School Dist. GO TOB VRDO	3.730%	12/7/07	(3)	9,900	9,900
	Southcentral Pennsylvania General Auth. Rev.
	(Wellspan Health) VRDO	3.590%	12/7/07	(2)	15,000	15,000
	Southcentral Pennsylvania General Auth. Rev.
	(Wellspan Health) VRDO	3.590%	12/7/07	(2)	40,775	40,775
	Southcentral Pennsylvania General Auth. Rev.
	(Wellspan Health) VRDO	3.590%	12/7/07	(2)	25,675	25,675
	St. Mary’s Hosp. Auth. Bucks County PA Rev.
	(Catholic Health Initiatives) VRDO	3.550%	12/7/07		40,900	40,900
	St. Mary’s Hosp. Auth. Bucks County PA Rev.
	(Catholic Health Initiatives) VRDO	3.570%	12/7/07		10,300	10,300
1	State Public School Building Auth.
	Pennsylvania School Rev.
	(Philadelphia School Dist.) TOB VRDO	3.680%	12/7/07	(4)	4,568	4,568
1	State Public School Building Auth.
	Pennsylvania School Rev.
	(Philadelphia School Dist.) TOB VRDO	3.680%	12/7/07	(4)	4,665	4,665
1	Swarthmore Borough Auth. PA College Rev.
	TOB VRDO	3.660%	12/7/07		7,905	7,905
	Temple Univ. of the Commonwealth System of
	Higher Educ. Pennsylvania Univ. Funding Obligation	4.250%	4/24/08		25,000	25,062
	Union County PA Higher Educ. Auth. Rev.
	(Bucknell Univ.) VRDO	3.580%	12/7/07		6,325	6,325
	Univ. of Pittsburgh of the Commonwealth System
	of Higher Educ. Pennsylvania
	(Univ. Capital Project) VRDO	3.550%	12/7/07		5,000	5,000

Pennsylvania Tax-Exempt Money Market Fund

					Face	Market
			Maturity		Amount	Value•
		Coupon	Date		($000)	($000)
	Univ. of Pittsburgh of the Commonwealth System
	of Higher Educ. Pennsylvania
	(Univ. Capital Project) VRDO	3.620%	12/7/07		400	400
	Univ. of Pittsburgh of the Commonwealth System
	of Higher Educ. Pennsylvania
	(Univ. Capital Project) VRDO	3.620%	12/7/07		13,600	13,600
	Univ. of Pittsburgh of the Commonwealth System
	of Higher Educ. Pennsylvania
	(Univ. Capital Project) VRDO	3.620%	12/7/07		4,700	4,700
	Univ. of Pittsburgh of the Commonwealth System
	of Higher Educ. Pennsylvania
	(Univ. Capital Project) VRDO	3.620%	12/7/07		5,000	5,000
	Univ. of Pittsburgh of the Commonwealth System
	of Higher Educ. Pennsylvania
	(Univ. Capital Project) VRDO	3.620%	12/7/07		5,000	5,000
	Univ. of Pittsburgh of the Commonwealth System
	of Higher Educ. Pennsylvania
	(Univ. Capital Project) VRDO	3.620%	12/7/07		8,000	8,000
	Univ. of Pittsburgh of the Commonwealth System
	of Higher Educ. Pennsylvania
	(Univ. Capital Project) VRDO	3.620%	12/7/07		1,500	1,500
	Univ. of Pittsburgh of the Commonwealth System
	of Higher Educ. Pennsylvania
	(Univ. Capital Project) VRDO	3.620%	12/7/07		15,000	15,000
	Venango PA IDA (Scrubgrass Project) CP	3.590%	12/13/07	LOC	15,720	15,720
1	Westmoreland County PA Muni. Auth.
	Service Water Rev. TOB VRDO	3.680%	12/7/07	(4)	8,410	8,410
	York County PA IDA PCR (PECO) CP	3.390%	3/11/08	LOC	16,440	16,440

	Outside Pennsylvania:
1	Puerto Rico Electric Power Auth. Rev. TOB VRDO	3.650%	12/7/07	(1)	9,950	9,950
1	Puerto Rico Highway & Transp. Auth. Rev.
	TOB VRDO	3.630%	12/7/07		26,000	26,000
	Puerto Rico Highway & Transp. Auth. Rev. VRDO	3.500%	12/7/07	(2)	5,000	5,000
1	Puerto Rico Ind. Medical & Environmental Fac.
	Finance Auth. Rev. PCR (Abbott Laboratories) PUT	3.950%	3/1/08		7,000	7,000
1	Puerto Rico Public Buildings Auth. Govt. Fac. Rev.
	TOB VRDO	3.640%	12/7/07	(10)	11,250	11,250
1	Puerto Rico Sales Tax Financing Corp. Rev.
	TOB VRDO	3.670%	12/7/07	(1)(3)	20,425	20,425
	Puerto Rico TRAN	4.250%	7/30/08	LOC	36,000	36,199
Total Municipal Bonds (Cost $4,143,503)						4,143,503
Other Assets and Liabilities (0.6%)
Other Assets—Note B						63,564
Liabilities						(39,901)
						23,663
Net Assets (100%)
Applicable to 4,167,134,864 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)						4,167,166
Net Asset Value Per Share						$1.00

Pennsylvania Tax-Exempt Money Market Fund

At November 30, 2007, net assets consisted of:
	Amount	Per
	($000)	Share
Paid-in Capital	4,167,191	$1.00
Undistributed Net Investment Income	—	—
Accumulated Net Realized Losses	(25)	—
Unrealized Appreciation	—	—
Net Assets	4,167,166	$1.00

•	See Note A in Notes to Financial Statements.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the aggregate value of these securities was $1,333,032,000, representing 32.0% of net assets.

For a key to abbreviations and other references, see page 23.

Pennsylvania Tax-Exempt Money Market Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Pennsylvania Tax-Exempt Money Market Fund

Statement of Operations

Year Ended
November 30, 2007
($000)
Investment Income
Income
Interest	139,662
Total Income	139,662
Expenses
The Vanguard Group—Note B
Investment Advisory Services	311
Management and Administrative	2,404
Marketing and Distribution	970
Custodian Fees	19
Auditing Fees	17
Shareholders’ Reports	19
Trustees’ Fees and Expenses	4
Net Expenses	3,744
Net Investment Income	135,918
Realized Net Gain (Loss) on Investment Securities Sold	(25)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	—
Net Increase (Decrease) in Net Assets Resulting from Operations	135,893

Pennsylvania Tax-Exempt Money Market Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	135,918	104,444
Realized Net Gain (Loss)	(25)	51
Change in Unrealized Appreciation (Depreciation)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	135,893	104,495
Distributions
Net Investment Income	(135,918)	(104,444)
Realized Capital Gain	—	—
Total Distributions	(135,918)	(104,444)
Capital Share Transactions (at $1.00)
Issued	3,635,477	3,060,735
Issued in Lieu of Cash Distributions	128,945	98,957
Redeemed	(2,987,237)	(2,721,401)
Net Increase (Decrease) from Capital Share Transactions	777,185	438,291
Total Increase (Decrease)	777,160	438,342
Net Assets
Beginning of Period	3,390,006	2,951,664
End of Period	4,167,166	3,390,006

Pennsylvania Tax-Exempt Money Market Fund

Financial Highlights

	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Investment Operations
Net Investment Income	.036	.033	.022	.010	.009
Net Realized and Unrealized Gain (Loss)
on Investments	—	—	—	—	—
Total from Investment Operations	.036	.033	.022	.010	.009
Distributions
Dividends from Net Investment Income	(.036)	(.033)	(.022)	(.010)	(.009)
Distributions from Realized Capital Gains	—	—	—	—	—
Total Distributions	(.036)	(.033)	(.022)	(.010)	(.009)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return[1]	3.64%	3.31%	2.19%	1.05%	0.91%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,167	$3,390	$2,952	$2,659	$2,514
Ratio of Total Expenses to
Average Net Assets	0.10%	0.13%	0.13%	0.13%	0.17%
Ratio of Net Investment Income to
Average Net Assets	3.57%	3.27%	2.18%	1.04%	0.90%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Tax-Exempt Money Market Fund

Notes to Financial Statements

Vanguard Pennsylvania Tax-Exempt Money Market Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Investment securities are valued at amortized cost, which approximates market value.

2. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

3. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month.

4. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2007, the fund had contributed capital of $335,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.33% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning December 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of November 30, 2007, no provision for income tax would be required in the fund’s financial statements.

Pennsylvania Long-Term Tax-Exempt Fund

Fund Profile

As of November 30, 2007

Financial Attributes
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Issues	412	7,034	42,147
Yield		—	—
Investor Shares	4.1%
Admiral Shares	4.2%
Yield to Maturity	4.1%[3]	3.8%	4.0%
Average Coupon	4.7%	5.0%	5.0%
Average Effective
Maturity	8.1 years	9.9 years	13.4 years
Average Quality	AA+	AAA	AA+
Average Duration	6.2 years	6.2 years	7.2 years
Expense Ratio		—	—
Investor Shares	0.15%
Admiral Shares	0.08%
Short-Term Reserves	0.0%	—	—

Volatility Measures[4]
	Fund Versus	Fund Versus
	Comparative Index[1]	Broad Index[2]
R-Squared	0.95	0.98
Beta	0.97	1.15

Distribution by Maturity (% of portfolio)

Under 1 Year	11.3%
1–5 Years	25.9
5–10 Years	42.1
10–20 Years	14.3
20–30 Years	6.0
Over 30 Years	0.4

Distribution by Credit Quality (% of portfolio)

AAA	79.4%
AA	12.2
A	2.8
BBB	5.6

Investment Focus

1 Lehman 10 Year Municipal Bond Index.

2 Lehman Municipal Bond Index.

3 Before expenses.

4 For an explanation of R-squared, beta, and other terms used here, see the Glossary on page 53.

Pennsylvania Long-Term Tax-Exempt Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: November 30, 1997–November 30, 2007

Initial Investment of $10,000

	Average Annual Total Returns			Final Value
	Periods Ended November 30, 2007			of a $10,000
	One Year	Five Years	Ten Years	Investment
Pennsylvania Long-Term Tax-Exempt Fund
Investor Shares[1]	2.30%	4.45%	5.18%	$16,573
Lehman Municipal Bond Index	2.71	4.68	5.30	16,760
Lehman 10 Year Municipal Bond Index	3.51	4.71	5.35	16,839
Average Pennsylvania Municipal Debt Fund[2]	1.05	3.86	4.17	15,051

				Final Value
			Since	of a $100,000
	One Year	Five Years	Inception[3]	Investment
Pennsylvania Long-Term Tax-Exempt Fund
Admiral Shares	2.38%	4.51%	5.13%	$138,750
Lehman Municipal Bond Index	2.71	4.68	5.20	139,349
Lehman 10 Year Municipal Bond Index	3.51	4.71	5.21	139,481

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

2 Derived from data provided by Lipper Inc.

3 Performance for the fund’s Admiral Shares and comparative standards is calculated since the Admiral Shares’ inception on May 14, 2001.

Pennsylvania Long-Term Tax-Exempt Fund

Fiscal-Year Total Returns (%): November 30, 1997–November 30, 2007
	Investor Shares			Lehman[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1998	2.1%	5.5%	7.6%	8.1%
1999	–6.7	5.0	–1.7	–0.4
2000	3.1	5.8	8.9	7.7
2001	3.5	5.3	8.8	8.2
2002	1.5	5.0	6.5	6.7
2003	2.7	4.6	7.3	6.9
2004	–1.3	4.6	3.3	4.0
2005	–1.4	4.5	3.1	3.0
2006	1.6	4.7	6.3	6.2
2007	–2.2	4.5	2.3	3.5

Average Annual Total Returns: Periods Ended September 30, 2007

This table presents average annual total returns through the latest calendar quarter—rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares[2]	4/7/1986	2.84%	3.72%	0.23%	4.96%	5.19%
Admiral Shares	5/14/2001	2.91	3.79	0.33[3]	4.77[3]	5.10[3]

1 Lehman 10 Year Municipal Bond Index.

2 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

3 Return since inception.

Note: See Financial Highlights tables on pages 45 and 46 for dividend and capital gains information.

Pennsylvania Long-Term Tax-Exempt Fund

Financial Statements

Statement of Net Assets

As of November 30, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Municipal Bonds (99.0%)
	Abington PA School Dist. GO	5.000%	4/1/32 (4)	6,495	6,777
	Adams County PA GO	5.300%	5/15/11 (3)(Prere.)	10,240	10,914
	Allegheny County PA GO	0.000%	4/1/10 (1)	2,000	1,846
	Allegheny County PA GO	5.250%	5/1/11 (3)(Prere.)	3,000	3,191
	Allegheny County PA GO	5.500%	5/1/11 (3)(Prere.)	445	477
	Allegheny County PA GO	5.750%	5/1/11 (3)(Prere.)	730	788
	Allegheny County PA GO	5.750%	11/1/11 (3)	995	1,073
	Allegheny County PA GO	5.375%	11/1/12 (1)(Prere.)	2,880	3,151
	Allegheny County PA GO	5.375%	11/1/12 (1)(Prere.)	2,000	2,188
	Allegheny County PA GO	5.375%	11/1/12 (1)(Prere.)	2,645	2,894
	Allegheny County PA GO	5.375%	11/1/12 (1)(Prere.)	3,725	4,075
	Allegheny County PA GO	5.500%	11/1/14 (3)	605	646
	Allegheny County PA GO	5.375%	11/1/16 (1)	4,100	4,448
	Allegheny County PA GO	5.375%	11/1/17 (1)	3,600	3,887
	Allegheny County PA GO	6.000%	7/1/23 (1)	5,745	6,802
	Allegheny County PA GO	5.000%	11/1/32 (4)	3,500	3,685
	Allegheny County PA Higher Educ. Building Auth.
	(Carnegie Mellon Univ.)	5.125%	3/1/32	3,000	3,126
	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Catholic Health East)	5.250%	11/15/13 (2)	1,000	1,035
	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Magee Women’s Hosp.)	6.000%	10/1/10 (3)	4,235	4,421
	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Univ. of Pittsburgh)	6.000%	7/1/26 (1)	4,625	5,531
	Allegheny County PA Hosp. Dev. Auth. Rev.
	(Univ. of Pittsburgh)	6.000%	7/1/27 (1)	9,325	11,174
1	Allegheny County PA Hosp. Dev. Auth. Rev.
	TOB VRDO	3.660%	12/7/07 LOC	10,000	10,000
	Allegheny County PA Port Auth. Rev.	5.375%	3/1/12 (3)	4,965	5,314
	Allegheny County PA Port Auth. Rev.	5.500%	3/1/14 (3)	2,355	2,527
	Allegheny County PA Port Auth. Rev.	5.500%	3/1/16 (3)	1,500	1,610
	Allegheny County PA Port Auth. Rev.	5.500%	3/1/17 (3)	2,750	2,952
	Allegheny County PA Sanitation Auth. Sewer Rev.	5.500%	12/1/10 (1)(Prere.)	6,880	7,368
	Allegheny County PA Sanitation Auth. Sewer Rev.	6.000%	12/1/10 (1)	1,500	1,617
	Allegheny County PA Sanitation Auth. Sewer Rev.	6.000%	12/1/11 (1)	1,490	1,617
	Allegheny County PA Sanitation Auth. Sewer Rev.	5.750%	12/1/12 (1)	1,180	1,271
	Allegheny County PA Sanitation Auth. Sewer Rev.	5.375%	12/1/16 (1)	3,545	3,836
	Allegheny County PA Sanitation Auth. Sewer Rev.	5.500%	12/1/16 (3)(ETM)	11,295	11,918
	Allegheny County PA Sanitation Auth. Sewer Rev.	5.375%	12/1/18 (1)	15,000	16,103
	Allegheny County PA Sanitation Auth. Sewer Rev.	5.500%	12/1/30 (1)	2,150	2,263

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Allegheny County PA Sanitation Auth. Sewer Rev.	5.000%	12/1/32 (3)	12,000	12,583
Annville Cleona PA School Dist.	6.000%	3/1/28 (4)	1,500	1,687
Annville Cleona PA School Dist.	6.000%	3/1/31 (4)	2,475	2,777
Bensalem Township PA School Dist. GO	5.250%	6/15/24 (3)	3,700	4,006
Berks County PA GO	0.000%	11/15/13 (3)	7,250	5,770
Berks County PA GO	0.000%	11/15/14 (3)	8,615	6,540
Berks County PA GO	0.000%	11/15/15 (3)	6,250	4,532
Berks County PA Hosp. Rev. (Reading Hosp.)	5.700%	10/1/14 (1)	4,500	4,878
Bethlehem PA Area School Dist.	5.375%	3/15/12 (3)(Prere.)	7,500	8,121
Blair County PA Hosp. Auth. Rev. (Altoona Hosp.)	5.500%	7/1/16 (2)	4,480	4,923
Bristol Borough PA School Dist. GO	5.250%	9/1/15 (4)(Prere.)	3,635	4,061
Bucks County PA IDA (Pennswood Village Project)	6.000%	10/1/12 (Prere.)	2,600	2,917
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (1)(Prere.)	1,550	1,677
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (1)(Prere.)	1,635	1,769
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (1)(Prere.)	1,820	1,969
Carlisle PA Area School Dist. GO	5.375%	3/1/12 (1)(Prere.)	1,725	1,867
Catholic Health East Pennsylvania
Health Systems Rev.	5.375%	11/15/14 (Prere.)	3,000	3,339
Catholic Health East Pennsylvania
Health Systems Rev.	5.500%	11/15/14 (Prere.)	1,400	1,569
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	5,540	6,044
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	3,785	4,129
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	1,500	1,636
Central Bucks PA School Dist.	5.500%	5/15/12 (3)(Prere.)	2,400	2,618
Chambersburg PA Area School Dist. GO	5.250%	3/1/29 (3)	3,805	4,038
Chester County PA GO	5.000%	5/15/15 (Prere.)	13,355	14,651
Chester County PA GO	5.000%	7/15/26	4,345	4,628
Chester County PA GO	5.000%	7/15/27	5,000	5,318
Chester County PA Health & Educ. Fac. Auth. Rev.
(Devereux Foundation)	5.000%	11/1/31	4,500	4,408
Chester County PA Health & Educ. Fac. Auth. Rev.
(Jefferson Health System)	5.125%	5/15/18 (2)	12,445	12,635
Chester County PA Health & Educ. Fac. Auth. Rev.
(Jefferson Health System)	5.250%	5/15/22 (2)	36,580	37,144
Chester County PA School Auth. Rev.	5.000%	4/1/23 (2)	2,670	2,802
Chester County PA School Auth. Rev.	5.000%	4/1/24 (2)	1,000	1,046
Chester County PA School Auth. Rev.	5.000%	4/1/26 (2)	1,575	1,640
Clarion County PA IDA Auth. Rev.	5.000%	7/1/32 (10)	4,980	5,208
Clarion County PA IDA Auth. Rev.	5.000%	7/1/37 (10)	6,360	6,625
Coatesville PA School Dist. GO	5.250%	8/15/14 (4)(Prere.)	6,645	7,355
Commonwealth Financing Auth. Pennsylvania Rev.	5.250%	6/1/23 (1)	13,535	14,472
Cumberland County PA Muni. Auth. College Rev.
(Dickinson College)	5.500%	11/1/10 (2)(Prere.)	3,230	3,430
Cumberland County PA Muni. Auth. Rev.
(Diakon Lutheran Ministries)	5.000%	1/1/27	2,700	2,551
Cumberland County PA Muni. Auth. Rev.
(Diakon Lutheran Ministries)	5.000%	1/1/36	6,750	6,144
Dallas PA School Dist. GO	5.000%	4/1/29 (11)	5,820	6,094
Danville PA Area School Dist. GO	5.000%	5/1/37 (4)	7,970	8,341
Dauphin County PA General Auth.
Health System Rev. (Pinnacle Health)	5.500%	8/15/28 (1)	9,415	10,606
Dauphin County PA General Auth. Hosp. Rev.
(West Pennsylvania Hosp.)	5.500%	7/1/13 (1)(ETM)	5,000	5,315
Delaware County PA Auth. Rev.
(Catholic Health East)	5.250%	11/15/12 (2)	3,300	3,417

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Delaware County PA Auth. Rev.
(Catholic Health East)	5.250%	11/15/13 (2)	4,665	4,829
Delaware County PA Auth. Univ. Rev.
(Villanova Univ.)	5.000%	8/1/24 (1)	4,000	4,194
Delaware County PA Hosp. Auth. Rev.
(Crozer Keystone Obligated Group)	5.000%	12/15/31	10,000	9,465
Delaware County PA Hosp. Auth. Rev.
(Crozer-Chester Medical Center)	5.300%	12/1/27	8,905	8,906
Delaware County PA IDA Solid Waste Rev.
(Scott Paper Co.) VRDO	3.900%	12/7/07	23,005	23,005
Delaware County PA
Regional Water Quality Control Auth. Rev.	5.500%	11/1/11 (3)(Prere.)	2,405	2,601
Delaware County PA
Regional Water Quality Control Auth. Rev.	5.500%	11/1/11 (3)(Prere.)	2,685	2,904
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/19 (1)	1,645	1,793
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.500%	7/1/19 (1)	4,835	5,568
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/20 (1)	1,735	1,890
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.500%	7/1/20 (1)	5,105	5,922
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/21 (1)	1,825	1,977
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/22 (1)	1,920	2,073
Delaware River Joint Toll Bridge Comm.
Pennsylvania & New Jersey Rev.	5.250%	7/1/23 (1)	2,020	2,177
Delaware River Port Auth. Pennsylvania &
New Jersey Rev.	5.700%	1/1/23 (4)	8,345	8,663
East Stroudsburg PA Area School Dist. GO	5.000%	9/1/29 (4)	7,085	7,470
Erie County PA GO	5.000%	9/1/15 (3)(Prere.)	5,525	6,079
Erie County PA Hosp. Auth. Rev.
(Hamot Health Foundation)	5.000%	11/1/35 (11)	7,000	7,072
Erie PA School Dist. GO	0.000%	9/1/10 (4)	5,665	5,152
Erie PA School Dist. GO	0.000%	9/1/11 (4)	5,780	5,061
Erie PA School Dist. GO	0.000%	5/1/16 (1)(ETM)	3,175	2,284
Erie PA School Dist. GO	0.000%	9/1/18 (4)	830	525
Geisinger Health System Auth. of Pennsylvania Rev.
(Penn State Geisinger Health System) VRDO	3.500%	12/3/07	6,900	6,900
Geisinger Health System Auth. of Pennsylvania Rev.
(Penn State Geisinger Health System) VRDO	3.570%	12/3/07	12,800	12,800
Hazleton PA Area School Dist. GO	5.500%	3/1/11 (3)	3,740	3,953
Hazleton PA Area School Dist. GO	5.750%	3/1/12 (3)	1,420	1,533
Hazleton PA Area School Dist. GO	6.000%	3/1/16 (3)	18,245	19,781
Hazleton PA Area School Dist. GO	0.000%	3/1/17 (3)	4,425	2,982
Hazleton PA Area School Dist. GO	0.000%	3/1/22 (3)	5,265	2,708
Lackawanna County PA GO	5.000%	9/15/29 (4)	3,745	3,952
Lackawanna County PA GO	5.000%	9/15/29 (2)	1,975	2,084
Lake Lehman PA School Dist. GO	0.000%	4/1/14 (1)	1,290	1,013
Lake Lehman PA School Dist. GO	0.000%	4/1/15 (1)	1,295	972
Lake Lehman PA School Dist. GO	0.000%	4/1/16 (1)	1,310	936
Lake Lehman PA School Dist. GO	0.000%	4/1/17 (1)	1,315	894
Lake Lehman PA School Dist. GO	0.000%	4/1/18 (1)	1,000	644
Lancaster County PA GO	5.500%	11/1/16 (3)	1,025	1,110
Lancaster County PA GO	5.500%	11/1/17 (3)	1,060	1,142

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Lancaster County PA GO	5.500%	11/1/18 (3)	1,120	1,202
Lancaster County PA GO	5.500%	11/1/19 (3)	1,175	1,261
Lancaster County PA Hosp Auth Rev.
(Lancaster General Hosp.)	5.000%	3/15/26	9,205	9,376
Lancaster County PA Hosp Auth Rev.
(Lancaster General Hosp.)	5.000%	3/15/31	5,195	5,241
Lancaster County PA Hosp Auth Rev.
(Lancaster General Hosp.)	5.000%	3/15/36	7,370	7,391
Lancaster County PA Hosp. Auth. Rev.
(Willow Valley Retirement Project)	5.875%	6/1/21	1,000	1,040
Lancaster County PA Hosp. Auth. Rev.
(Willow Valley Retirement Project)	5.875%	6/1/31	6,000	6,170
Lancaster PA Higher Educ. Auth. Rev.
(Franklin & Marshall College)	5.000%	4/15/22	1,135	1,188
Lancaster PA Higher Educ. Auth. Rev.
(Franklin & Marshall College)	5.000%	4/15/27	2,775	2,855
Latrobe PA IDA (Saint Vincent College)	5.600%	5/1/21	1,635	1,691
Latrobe PA IDA (Saint Vincent College)	5.700%	5/1/31	2,165	2,212
Lebanon County Health Fac. Auth. Rev.
(Good Samaritan)	6.000%	11/15/35	10,500	10,849
Lehigh County PA General Purpose Hosp. Auth. Rev.
(Lehigh Valley Health Network)	5.375%	7/1/14 (4)	900	958
Lehigh County PA General Purpose Hosp. Auth. Rev.
(Lehigh Valley Health Network)	7.000%	7/1/16 (1)	4,415	5,162
Lower Merion PA School Dist. GO	5.000%	9/1/28	7,845	8,336
Lower Merion PA School Dist. GO	5.000%	9/1/30	8,670	9,170
Luzerne County PA GO	0.000%	11/15/12 (1)(Prere.)	2,360	1,574
Luzerne County PA GO	0.000%	11/15/12 (1)(Prere.)	2,390	1,497
Luzerne County PA GO	5.250%	12/15/21 (3)	5,320	5,968
McKeesport PA Area School Dist. GO	0.000%	10/1/08 (1)	2,270	2,206
McKeesport PA Area School Dist. GO	0.000%	10/1/09 (1)	2,020	1,897
McKeesport PA Area School Dist. GO	0.000%	10/1/10 (1)	1,840	1,668
McKeesport PA Area School Dist. GO	0.000%	10/1/11 (1)	1,835	1,602
McKeesport PA Area School Dist. GO	0.000%	10/1/14 (1)	2,040	1,572
McKeesport PA Area School Dist. GO	0.000%	10/1/15 (1)	2,040	1,501
McKeesport PA Area School Dist. GO	0.000%	10/1/16 (1)	4,655	3,261
McKeesport PA Area School Dist. GO	0.000%	10/1/18 (2)	2,650	1,655
McKeesport PA Area School Dist. GO	0.000%	10/1/18 (2)(ETM)	425	269
McKeesport PA Area School Dist. GO	0.000%	10/1/24 (2)(ETM)	2,480	1,161
McKeesport PA Area School Dist. GO	0.000%	10/1/24 (2)	520	235
McKeesport PA Area School Dist. GO	0.000%	10/1/28 (2)	2,340	853
Monroe County PA Hosp. Auth. Rev.
(Pocono Medical Center)	5.000%	1/1/27	2,000	1,924
Monroe County PA Hosp. Auth. Rev.
(Pocono Medical Center)	5.125%	1/1/37	3,000	2,846
Monroe County PA Hosp. Auth. Rev.
(Pocono Medical Center)	5.250%	1/1/43	6,450	6,145
Montgomery County PA GO	5.000%	7/15/19	8,800	8,988
Montgomery County PA GO	5.250%	10/15/24	2,660	3,012
Montgomery County PA GO	5.250%	10/15/25	2,000	2,267
Montgomery County PA GO	5.000%	10/15/28	13,235	14,002
Montgomery County PA GO	5.000%	10/15/31	6,450	6,790
Montgomery County PA Higher Educ. &
Health Auth. Rev. (Catholic Health East)	5.375%	11/15/14 (Prere.)	2,175	2,421

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Montgomery County PA Higher Educ. &
Health Auth. Rev. (Dickinson College)	5.000%	5/1/31 (11)	5,750	5,869
Montgomery County PA Higher Educ. &
Health Auth. Rev. (Holy Redeemer Health System)	5.250%	1/1/36	17,500	16,543
Montgomery County PA IDA Rev. (Hill School)	5.000%	8/15/25 (1)	6,500	6,808
Montgomery County PA IDA Rev. (Hill School)	5.000%	8/15/26 (1)	3,550	3,711
Montgomery County PA IDA Rev. (Hill School)	5.000%	8/15/27 (1)	3,300	3,443
North Hills PA School Dist. GO	5.250%	12/15/15 (4)(Prere.)	5,030	5,639
North Pocono PA School Dist. GO	5.000%	3/15/26 (3)	4,035	4,212
Northeastern PA Hosp. & Educ. Health Rev.
(Wyoming Valley Health)	5.250%	1/1/16 (2)	5,910	6,015
Northeastern PA Hosp. & Educ. Health Rev.
(Wyoming Valley Health)	5.250%	1/1/26 (2)	2,850	2,886
Norwin PA School Dist. GO	5.000%	4/1/16 (4)(Prere.)	7,000	7,705
Owen J. Roberts School Dist. Pennsylvania GO	5.500%	8/15/17 (4)	1,495	1,618
Owen J. Roberts School Dist. Pennsylvania GO	5.000%	5/15/31 (4)	8,000	8,376
Owen J. Roberts School Dist. Pennsylvania GO	5.000%	5/15/35 (4)	5,000	5,217
Parkland PA School Dist. GO	5.375%	9/1/15 (3)	3,050	3,413
Parkland PA School Dist. GO	5.375%	9/1/16 (3)	2,000	2,246
Pennsbury PA School Dist. GO	5.250%	8/1/24 (4)	9,135	9,798
Pennsylvania Convention Center Auth. Rev.	6.700%	9/1/16 (3)(ETM)	25,150	29,218
Pennsylvania Convention Center Auth. Rev.	6.000%	9/1/19 (3)(ETM)	14,275	17,005
Pennsylvania GO	6.000%	1/15/11	3,000	3,192
Pennsylvania GO	5.250%	10/15/11	11,200	11,893
Pennsylvania GO	5.375%	7/1/21	26,785	30,404
Pennsylvania GO	5.000%	1/1/26	40,450	42,619
Pennsylvania Higher Educ. Assistance Agency Rev.	6.125%	12/15/10 (1)(Prere.)	2,000	2,165
Pennsylvania Higher Educ. Fac. Auth.
Health Services Rev.
(Allegheny/Delaware Valley Obligated Group)	5.875%	11/15/16 (1)	19,900	20,131
Pennsylvania Higher Educ. Fac. Auth.
Health Services Rev.
(Allegheny/Delaware Valley Obligated Group)	5.875%	11/15/21 (1)	6,505	6,580
Pennsylvania Higher Educ. Fac. Auth.
Health Services Rev.
(Allegheny/Delaware Valley Obligated Group)	5.875%	11/15/21 (1)	3,040	3,075
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.500%	6/15/17 (2)	935	983
Pennsylvania Higher Educ. Fac. Auth. Rev.	5.625%	6/15/19 (2)	1,160	1,216
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Bryn Mawr College)	5.250%	12/1/12 (2)	11,120	12,066
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Bryn Mawr College)	5.000%	12/1/37 (2)	14,170	14,757
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Carnegie Mellon Univ.) VRDO	3.570%	12/3/07	1,100	1,100
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Drexel Univ.)	5.000%	5/1/32 (1)	4,950	5,191
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Drexel Univ.)	5.000%	5/1/37 (1)	23,000	24,061
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Drexel Univ.)	5.000%	5/1/37 (1)	6,320	6,601
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Foundation for Indiana Univ. of
Pennsylvania Student Housing)	3.954%	7/1/17 (10)	6,500	6,337
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Foundation for Indiana Univ. of
Pennsylvania Student Housing)	5.125%	7/1/39 (10)	17,130	17,813

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Higher Educ. Fac. Auth. Rev.
(La Salle Univ.)	5.250%	5/1/27	3,000	3,035
Pennsylvania Higher Educ. Fac. Auth. Rev.
(La Salle Univ.)	5.000%	5/1/37	3,250	3,078
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Philadelphia Univ.)	5.125%	6/1/25	3,500	3,520
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Philadelphia Univ.)	5.250%	6/1/32	6,350	6,341
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Slippery Rock Univ. Foundation)	5.000%	7/1/31 (10)	10,460	10,888
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Slippery Rock Univ. Foundation)	5.000%	7/1/37 (10)	3,500	3,604
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Slippery Rock Univ. Foundation)	5.000%	7/1/39 (10)	10,000	10,330
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Temple Univ.)	5.250%	4/1/11 (1)	1,225	1,245
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Temple Univ.)	5.000%	4/1/33 (1)	24,225	25,211
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Thomas Jefferson Univ.)	5.000%	9/1/39 (2)	13,500	13,995
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Univ. of Pennsylvania)	5.000%	7/15/38	20,625	21,364
Pennsylvania Higher Educ. Fac. Auth. Rev.
(Univ. of Scranton)	5.000%	11/1/28 (10)	4,080	4,239
Pennsylvania Higher Educ. Fac. Auth. Rev.
(UPMC Health Systems)	6.250%	1/15/16	3,120	3,399
Pennsylvania Higher Educ. Fac. Auth. Rev.
(UPMC Health Systems)	6.000%	1/15/22	5,000	5,349
Pennsylvania Higher Educ. Fac. Auth. Rev.
(UPMC Health Systems)	6.000%	1/15/31	5,000	5,335
Pennsylvania Higher Educ. Fac. Auth. Rev. (Widener)	5.000%	7/15/20	2,360	2,392
Pennsylvania Higher Educ. Fac. Auth. Rev. (Widener)	5.000%	7/15/26	1,200	1,191
Pennsylvania Higher Educ. Fac. Auth. Rev. (Widener)	5.000%	7/15/31	1,605	1,559
Pennsylvania Higher Educ. Fac. Auth. Rev. (Widener)	5.400%	7/15/36	3,000	3,013
Pennsylvania Higher Educ. Fac. Auth. Rev. (Widener)	5.000%	7/15/39	3,000	2,854
Pennsylvania Higher Educ. Fac. Auth. Rev. PUT	5.000%	5/1/11 LOC	9,215	9,548
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/16 (2)	14,865	16,261
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/17 (2)	7,000	7,623
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/18 (2)	7,630	8,269
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/19 (2)	6,340	6,871
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/20 (2)	4,495	4,871
Pennsylvania IDA Rev. (Econ. Dev.)	5.500%	7/1/21 (2)	8,130	8,811
Pennsylvania Intergovernmental
Cooperation Auth. Rev.	5.250%	6/15/17 (3)	7,830	8,042
Pennsylvania Public School Building Auth.
Lease Rev. (School Dist. of Philadelphia)	5.000%	6/1/27 (4)	12,880	13,518
Pennsylvania Public School Building Auth.
Lease Rev. (School Dist. of Philadelphia)	5.000%	6/1/31 (4)	5,000	5,236
Pennsylvania State Univ. Rev.	5.250%	8/15/12	5,980	6,467
Pennsylvania State Univ. Rev.	5.000%	9/1/24	10,625	11,101
Pennsylvania State Univ. Rev.	5.000%	9/1/24	3,000	3,151
Pennsylvania State Univ. Rev.	5.250%	8/15/25	5,360	6,036
Pennsylvania State Univ. Rev.	5.000%	9/1/29	7,625	7,916
Pennsylvania State Univ. Rev.	5.000%	9/1/29	2,500	2,607
Pennsylvania State Univ. Rev.	5.000%	9/1/34	16,700	17,308
Pennsylvania State Univ. Rev.	5.000%	9/1/35	14,000	14,555

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.	5.000%	12/1/13 (1)(Prere.)	6,000	6,524
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.	5.000%	12/1/26 (2)	4,000	4,195
Pennsylvania Turnpike Comm. Oil Franchise Tax Rev.	5.000%	12/1/27 (2)	3,000	3,139
Pennsylvania Turnpike Comm. Rev.	5.375%	7/15/11 (2)(Prere.)	7,550	8,156
Pennsylvania Turnpike Comm. Rev.	5.375%	7/15/11 (2)(Prere.)	1,505	1,626
Pennsylvania Turnpike Comm. Rev.	5.375%	7/15/11 (2)(Prere.)	2,500	2,701
Pennsylvania Turnpike Comm. Rev.	5.375%	7/15/11 (2)(Prere.)	6,370	6,881
Pennsylvania Turnpike Comm. Rev.	5.375%	7/15/11 (2)(Prere.)	1,000	1,080
Pennsylvania Turnpike Comm. Rev.	5.625%	6/1/12 (3)	9,000	9,745
Pennsylvania Turnpike Comm. Rev.	5.250%	7/15/27 (4)	4,000	4,511
Pennsylvania Turnpike Comm. Rev.	5.250%	7/15/28 (4)	9,375	10,584
Pennsylvania Turnpike Comm. Rev.	5.250%	7/15/30 (4)	10,925	12,314
Pennsylvania Turnpike Comm. Rev.	5.500%	12/1/31 (2)	17,610	19,092
Pennsylvania Turnpike Comm. Rev.	5.250%	12/1/32 (2)	15,000	15,774
Philadelphia PA Airport Parking Auth.	5.400%	9/1/11 (2)	4,520	4,572
Philadelphia PA Airport Parking Auth.	5.400%	9/1/12 (2)	5,990	6,058
Philadelphia PA Airport Parking Auth.	5.400%	9/1/15 (2)	6,350	6,422
Philadelphia PA Airport Parking Auth.	5.500%	9/1/18 (2)	4,250	4,298
Philadelphia PA Airport Parking Auth.	5.125%	2/15/24 (2)	1,045	1,069
Philadelphia PA Airport Parking Auth.	5.250%	9/1/29 (4)	3,530	3,635
Philadelphia PA Gas Works Rev.	5.250%	7/1/11 (4)	3,965	4,006
Philadelphia PA Gas Works Rev.	5.375%	7/1/12 (4)	4,000	4,042
Philadelphia PA Gas Works Rev.	5.375%	7/1/14 (4)	4,310	4,355
Philadelphia PA Gas Works Rev.	5.375%	7/1/16 (4)	13,280	14,789
Philadelphia PA Gas Works Rev.	5.375%	7/1/18 (4)	11,555	12,883
Philadelphia PA Gas Works Rev.	5.000%	10/1/27 (2)	5,155	5,358
Philadelphia PA Gas Works Rev.	5.000%	10/1/28 (2)	9,585	9,962
Philadelphia PA Gas Works Rev.	5.000%	10/1/37 (2)	6,000	6,188
Philadelphia PA GO	6.000%	11/15/10 (3)	1,065	1,067
Philadelphia PA GO	6.000%	11/15/11 (3)	1,145	1,147
Philadelphia PA GO	6.000%	11/15/12 (3)	1,270	1,273
Philadelphia PA GO	6.000%	11/15/13 (3)	715	716
Philadelphia PA GO	5.250%	3/15/14 (4)	1,750	1,807
Philadelphia PA GO	5.250%	9/15/14 (4)	7,460	7,884
Philadelphia PA GO	5.250%	3/15/15 (4)	2,600	2,684
Philadelphia PA GO	5.250%	9/15/15 (4)	4,775	5,046
Philadelphia PA GO	5.250%	9/15/17 (4)	9,155	9,640
Philadelphia PA GO	5.250%	9/15/18 (4)	2,135	2,236
Philadelphia PA GO	5.000%	8/1/27 (11)	12,160	12,645
Philadelphia PA GO	5.000%	8/1/29 (11)	13,380	13,943
Philadelphia PA Hosp. &
Higher Educ. Fac. Auth. Rev.
(Children’s Hosp. of Philadelphia) VRDO	3.570%	12/3/07	19,800	19,800
Philadelphia PA Hosp. &
Higher Educ. Fac. Auth. Rev.
(Children’s Hosp. of Philadelphia) VRDO	3.570%	12/3/07	3,300	3,300
Philadelphia PA Hosp. &
Higher Educ. Fac. Auth. Rev.
(Jefferson Health System)	5.125%	5/15/18 (2)	5,700	5,787
Philadelphia PA Hosp. &
Higher Educ. Fac. Auth. Rev.
(Temple University Health System)	5.500%	7/1/30	5,000	4,987
Philadelphia PA IDA Rev.
(Philadelphia Airport System)	5.750%	6/15/10 (3)	4,440	4,536
Philadelphia PA IDA Rev.
(Philadelphia Airport System)	5.250%	6/15/15 (3)	5,695	5,816

Pennsylvania Long-Term Tax-Exempt Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/15 (3)	3,000	3,230
	Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/17 (3)	2,255	2,424
	Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/19 (3)	2,815	3,013
	Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/20 (3)	2,000	2,141
	Philadelphia PA Redev. Auth. Rev.	5.500%	4/15/22 (3)	5,275	5,605
	Philadelphia PA School Dist. GO	5.250%	2/1/12 (4)	1,000	1,074
	Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	2,000	2,171
	Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	2,000	2,171
	Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	1,000	1,085
	Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	6,200	6,729
	Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	2,500	2,714
	Philadelphia PA School Dist. GO	5.500%	2/1/12 (4)(Prere.)	1,800	1,954
	Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	1,000	1,100
	Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	6,500	7,152
	Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	6,000	6,602
	Philadelphia PA School Dist. GO	5.625%	8/1/12 (3)(Prere.)	1,000	1,100
	Philadelphia PA School Dist. GO	5.000%	6/1/26 (3)	5,000	5,377
	Philadelphia PA Water & Waste Water Rev.	7.000%	6/15/10 (3)	33,865	36,809
	Philadelphia PA Water & Waste Water Rev.	7.000%	6/15/11 (3)	35,685	39,874
	Philadelphia PA Water & Waste Water Rev.	6.250%	8/1/11 (1)	3,750	4,125
	Philadelphia PA Water & Waste Water Rev.	5.250%	12/15/14 (2)	7,100	7,814
	Philadelphia PA Water & Waste Water Rev.	5.250%	11/1/16 (3)	5,040	5,438
	Philadelphia PA Water & Waste Water Rev.	5.250%	11/1/17 (3)	5,460	5,863
	Philadelphia PA Water & Waste Water Rev.	5.600%	8/1/18 (1)(ETM)	925	1,018
	Philadelphia PA Water & Waste Water Rev.	5.375%	11/1/19 (3)	4,155	4,473
	Pittsburgh PA GO	5.500%	3/1/12 (2)(Prere.)	5,330	5,794
	Pittsburgh PA GO	5.500%	3/1/12 (2)(Prere.)	2,015	2,190
	Pittsburgh PA GO	5.500%	9/1/13 (2)	5,635	6,060
	Pittsburgh PA GO	5.125%	9/1/14 (3)	8,435	8,520
	Pittsburgh PA GO	5.500%	9/1/14 (2)	12,000	12,815
	Pittsburgh PA GO	5.125%	9/1/15 (3)	6,395	6,454
	Pittsburgh PA GO	5.500%	9/1/15 (2)	2,125	2,284
	Pittsburgh PA GO	5.250%	9/1/17 (3)	4,980	5,035
	Pittsburgh PA School Dist. GO	0.000%	8/1/09 (2)	4,000	3,774
	Pittsburgh PA School Dist. GO	5.375%	9/1/14 (4)	1,755	1,948
	Pittsburgh PA School Dist. GO	5.500%	9/1/16 (4)	4,000	4,539
	Pittsburgh PA School Dist. GO	5.500%	9/1/18 (4)	2,880	3,303
2	Pittsburgh PA Water & Sewer Auth. Rev.	7.250%	9/1/14 (3)(ETM)	19,395	22,029
	Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/27 (3)	12,765	4,897
	Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/28 (3)	8,965	3,256
	Pittsburgh PA Water & Sewer Auth. Rev.	0.000%	9/1/29 (3)	31,755	10,938
	Pocono Mountain PA School Dist. GO	5.000%	9/1/31 (4)	9,000	9,420
	Radnor Township PA GO	5.000%	11/1/37 (1)	4,910	5,033
	Radnor Township PA School Dist.	5.000%	8/15/15 (4)(Prere.)	835	918
	Radnor Township PA School Dist.	5.000%	2/15/35 (4)	1,665	1,732
	Reading PA School Dist. GO	0.000%	1/15/15 (3)	9,260	6,675
	Reading PA School Dist. GO	0.000%	1/15/16 (3)	9,270	6,304
	Reading PA School Dist. GO	0.000%	1/15/28 (3)	10,000	3,745
	Reading PA School Dist. GO	5.000%	1/15/29 (4)	6,120	6,407
	Sayre PA Health Care Fac. Auth. Rev.
	(Guthrie Health Care System)	5.750%	12/1/11 (Prere.)	2,225	2,446
	Sayre PA Health Care Fac. Auth. Rev.
	(Guthrie Health Care System)	5.875%	12/1/11 (Prere.)	9,660	10,663
	Sayre PA Health Care Fac. Auth. Rev.
	(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,480	1,654

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,425	1,593
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,515	1,693
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	4,915	5,494
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	1,850	2,068
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/11 (Prere.)	2,390	2,671
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/13	520	569
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/14	500	546
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/15	530	577
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/16	835	906
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/17	1,725	1,867
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	6.250%	12/1/18	650	702
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	5.750%	12/1/21	775	818
Sayre PA Health Care Fac. Auth. Rev.
(Guthrie Health Care System)	5.875%	12/1/31	2,840	2,976
Scranton PA School Dist. GO	5.250%	6/15/27 (10)	2,750	2,943
Scranton PA School Dist. GO	5.250%	6/15/31 (10)	2,375	2,535
Scranton-Lackawanna PA Health &
Welfare Auth. Rev. (Mercy Health System)	5.625%	1/1/16 (1)	5,490	5,608
Scranton-Lackawanna PA Health &
Welfare Auth. Rev. (Mercy Health System)	5.700%	1/1/23 (1)	9,205	9,380
Scranton-Lackawanna PA Health &
Welfare Auth. Rev. (Univ. of Scranton)	5.000%	11/1/32 (10)	3,850	4,009
Scranton-Lackawanna PA Health &
Welfare Auth. Rev. (Univ. of Scranton)	5.000%	11/1/37 (10)	5,100	5,290
Shamokin-Coal Township PA	5.000%	7/1/30 (4)	5,700	5,975
Shamokin-Coal Township PA	5.000%	7/1/36 (4)	8,500	8,867
Snyder County PA Higher Educ. Auth. Univ. Rev.
(Susquehanna Univ. Project)	5.000%	1/1/30 (11)	5,000	5,103
Somerset PA Area School Dist. GO	5.000%	3/15/25 (4)	7,090	7,500
South Fork PA Hosp. Auth. Rev.
(Conemaugh Valley Hosp.)	5.625%	7/1/10 (6)	1,255	1,294
South Fork PA Hosp. Auth. Rev.
(Conemaugh Valley Hosp.)	5.750%	7/1/18 (6)	7,000	7,997
St. Mary’s Hosp. Auth. Bucks County PA Rev.
(Catholic Health Initiatives)	5.375%	6/1/08 (Prere.)	2,525	2,575
St. Mary’s Hosp. Auth. Bucks County PA Rev.
(Catholic Health Initiatives)	5.375%	6/1/08 (Prere.)	2,340	2,386
Swarthmore Borough Auth. PA College Rev.	5.000%	9/15/30	21,000	21,987
Uniontown PA Area School Dist. GO	5.500%	10/1/12 (4)(Prere.)	9,950	10,925
Warwick PA School Dist. GO	5.375%	8/15/11 (3)(Prere.)	2,570	2,757
Warwick PA School Dist. GO	5.375%	8/15/11 (3)(Prere.)	2,435	2,613
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.250%	7/1/10 (2)	1,750	1,832

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.125%	7/1/11 (2)(ETM)	330	349
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.125%	7/1/11 (2)	1,510	1,596
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.125%	7/1/12 (2)	1,935	2,062
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.250%	7/1/13 (2)	2,035	2,196
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.375%	7/1/14 (2)	1,640	1,793
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.375%	7/1/15 (2)	2,250	2,472
Washington County PA Hosp. Auth. Rev.
(Washington Hosp.)	5.500%	7/1/16 (2)	2,375	2,639
West Chester PA Area School Dist. GO	5.000%	5/15/28 (1)	7,480	7,809
West Chester PA Area School Dist. GO	5.000%	5/15/29 (1)	7,855	8,201
West Cornwall Township PA Muni. Auth.
College Rev. (Elizabethtown College)	6.000%	12/15/11 (Prere.)	2,650	2,917
West Cornwall Township PA Muni. Auth.
College Rev. (Elizabethtown College)	6.000%	12/15/11 (Prere.)	2,000	2,201
West Jefferson Hills PA School Dist. GO	5.200%	8/1/11 (4)(Prere.)	1,020	1,088
West Jefferson Hills PA School Dist. GO	5.200%	8/1/11 (4)(Prere.)	1,080	1,151
West Jefferson Hills PA School Dist. GO	5.200%	8/1/17 (4)	935	992
West Jefferson Hills PA School Dist. GO	5.200%	8/1/18 (4)	980	1,030
Westmoreland County PA Muni. Auth. Rev.	5.250%	8/15/15 (4)(Prere.)	3,490	3,897
Westmoreland County PA Muni. Auth. Rev.	6.125%	7/1/17 (1)(ETM)	8,205	9,390
Westmoreland County PA Muni. Auth.
Service Water Rev.	0.000%	8/15/15 (3)	5,000	3,662
Westmoreland County PA Muni. Auth.
Service Water Rev.	0.000%	8/15/23 (1)	5,000	2,418
Westmoreland County PA Muni. Auth.
Service Water Rev.	0.000%	8/15/24 (3)	4,000	1,805
Wilkes-Barre PA Finance Auth. Rev.
(Wilkes Univ. Project)	5.000%	3/1/27	2,200	2,173
Wilkes-Barre PA Finance Auth. Rev.
(Wilkes Univ. Project)	5.000%	3/1/37	3,000	2,841
Wyoming PA Area School Dist.	5.000%	9/1/26 (1)	2,000	2,096
Wyoming PA Area School Dist.	5.000%	9/1/29 (1)	5,125	5,357
York County PA	5.000%	6/1/33 (1)	6,000	6,245
York County PA Solid Waste & Refuse Auth. Rev.	5.500%	12/1/13 (3)	6,750	7,457
York County PA Solid Waste & Refuse Auth. Rev.	5.500%	12/1/14 (3)	4,050	4,518

Outside Pennsylvania:
Puerto Rico Electric Power Auth. Rev.	5.500%	7/1/20	5,300	5,794
Puerto Rico Electric Power Auth. Rev.	5.250%	7/1/21 (1)	5,000	5,501
Puerto Rico Electric Power Auth. Rev.	5.250%	7/1/23 (1)	15,500	17,030
Puerto Rico Electric Power Auth. Rev.	5.000%	7/1/30 (4)	10,900	11,310
Puerto Rico GO	5.500%	7/1/18 (1)	10,000	11,238
Puerto Rico GO	5.500%	7/1/20 (3)	6,000	6,694
Puerto Rico GO	5.500%	7/1/22 (3)	8,960	9,982
Puerto Rico GO	5.500%	7/1/29 (1)	10,000	11,327
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/19 (1)	17,000	19,127
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/20 (1)	14,610	16,436
Puerto Rico Highway & Transp. Auth. Rev.	5.500%	7/1/20 (4)	14,155	16,058
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	5.500%	7/1/23 (2)	10,000	11,159

Pennsylvania Long-Term Tax-Exempt Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/29 (2)	12,150	4,117
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/30 (3)	14,905	4,783
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/31 (3)	28,695	8,723
Puerto Rico Infrastructure Financing Auth.
Special Tax Rev.	0.000%	7/1/32 (3)	25,000	7,231
Puerto Rico Public Buildings Auth. Govt. Fac. Rev.	5.750%	7/1/22	5,000	5,544
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (4)((ETM)	25,000	30,929
Puerto Rico Public Finance Corp.	6.000%	8/1/26 (ETM)	10,875	13,310
Puerto Rico Sales Tax Financing Corp. Rev.	0.000%	8/1/54 (2)	12,000	1,083
Puerto Rico Sales Tax Financing Corp. Rev.	0.000%	8/1/56	22,200	1,692
Virgin Islands Public Finance Auth. Rev.	5.000%	10/1/12	2,000	2,075
Virgin Islands Public Finance Auth. Rev.	5.250%	10/1/20	1,750	1,810
Total Municipal Bonds (Cost $2,378,591)				2,445,800
Other Assets and Liabilities (1.0%)
Other Assets—Note B				38,555
Liabilities				(14,316)
				24,239
Net Assets (100%)				2,470,039

At November 30, 2007, net assets consisted of:[3]
Amount
($000)
Paid-in Capital	2,400,840
Undistributed Net Investment Income	—
Accumulated Net Realized Gains	1,979
Unrealized Appreciation
Investment Securities	67,209
Futures Contracts	11
Net Assets	2,470,039

Investor Shares—Net Assets
Applicable to 56,854,009 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	635,889
Net Asset Value Per Share—Investor Shares	$11.18

Admiral Shares—Net Assets
Applicable to 163,989,089 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	1,834,150
Net Asset Value Per Share—Admiral Shares	$11.18

•	See Note A in Notes to Financial Statements.

1 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2007, the value of this security represented 0.4% of net assets.

2 Securities with a value of $4,373,000 have been segregated as initial margin for open futures contracts.

3 See Note C in Notes to Financial Statements for the tax-basis components of net assets.

For a key to abbreviations and other references, see page 42.

Pennsylvania Long-Term Tax-Exempt Fund

Key to Abbreviations

ARS—Auction Rate Security.
BAN—Bond Anticipation Note.
COP—Certificate of Participation.
CP—Commercial Paper.
FR—Floating Rate.
GAN—Grant Anticipation Note.
GO—General Obligation Bond.
IDA—Industrial Development Authority Bond.
IDR—Industrial Development Revenue Bond.
PCR—Pollution Control Revenue Bond.
PUT—Put Option Obligation.
RAN—Revenue Anticipation Note.
TAN—Tax Anticipation Note.
TOB—Tender Option Bond.
TRAN—Tax Revenue Anticipation Note.
UFSD—Union Free School District.
USD—United School District.
VRDO—Variable Rate Demand Obligation.
(ETM)—Escrowed to Maturity.
(Prere.)—Prerefunded.

Scheduled principal and interest payments are guaranteed by:
(1) MBIA (Municipal Bond Insurance Association).
(2) AMBAC (Ambac Assurance Corporation).
(3) FGIC (Financial Guaranty Insurance Company).
(4) FSA (Financial Security Assurance).
(5) BIGI (Bond Investors Guaranty Insurance).
(6) Connie Lee Inc.
(7) FHA (Federal Housing Authority).
(8) CapMAC (Capital Markets Assurance Corporation).
(9) American Capital Access Financial Guaranty Corporation.
(10) XL Capital Assurance Inc.
(11) CIFG (CDC IXIS Financial Guaranty).
(12) Assured Guaranty Corp.
The insurance does not guarantee the market value of the municipal bonds.

LOC—Scheduled principal and interest payments are guaranteed by bank letter of credit.

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Operations

Year Ended
November 30, 2007
($000)
Investment Income
Income
Interest	112,620
Total Income	112,620
Expenses
The Vanguard Group—Note B
Investment Advisory Services	202
Management and Administrative
Investor Shares	705
Admiral Shares	877
Marketing and Distribution
Investor Shares	170
Admiral Shares	288
Custodian Fees	17
Auditing Fees	22
Shareholders’ Reports
Investor Shares	15
Admiral Shares	5
Trustees’ Fees and Expenses	3
Total Expenses	2,304
Net Investment Income	110,316
Realized Net Gain (Loss)
Investment Securities Sold	5,674
Futures Contracts	96
Realized Net Gain (Loss)	5,770
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(58,845)
Futures Contracts	11
Change in Unrealized Appreciation (Depreciation)	(58,834)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,252

Pennsylvania Long-Term Tax-Exempt Fund

Statement of Changes in Net Assets

	Year Ended November 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	110,316	106,289
Realized Net Gain (Loss)	5,770	8,417
Change in Unrealized Appreciation (Depreciation)	(58,834)	29,680
Net Increase (Decrease) in Net Assets Resulting from Operations	57,252	144,386
Distributions
Net Investment Income
Investor Shares	(29,322)	(30,951)
Admiral Shares	(80,994)	(75,338)
Realized Capital Gain
Investor Shares	(2,230)	(1,764)
Admiral Shares	(5,767)	(3,991)
Total Distributions	(118,313)	(112,044)
Capital Share Transactions—Note E
Investor Shares	(14,615)	(45,718)
Admiral Shares	155,549	122,414
Net Increase (Decrease) from Capital Share Transactions	140,934	76,696
Total Increase (Decrease)	79,873	109,038
Net Assets
Beginning of Period	2,390,166	2,281,128
End of Period	2,470,039	2,390,166

Pennsylvania Long-Term Tax-Exempt Fund

Financial Highlights

Investor Shares
			Year Ended November 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.47	$11.32	$11.53	$11.74	$11.49
Investment Operations
Net Investment Income	.505	.513	.520	.528	.516
Net Realized and Unrealized
Gain (Loss) on Investments	(.252)	.179	(.165)	(.148)	.307
Total from Investment Operations	.253	.692	.355	.380	.823
Distributions
Dividends from Net Investment Income	(.505)	(.513)	(.520)	(.528)	(.516)
Distributions from Realized Capital Gains	(.038)	(.029)	(.045)	(.062)	(.057)
Total Distributions	(.543)	(.542)	(.565)	(.590)	(.573)
Net Asset Value, End of Period	$11.18	$11.47	$11.32	$11.53	$11.74

Total Return[1]	2.30%	6.30%	3.10%	3.32%	7.30%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$636	$668	$705	$1,444	$1,523
Ratio of Total Expenses to
Average Net Assets	0.15%	0.16%	0.16%	0.14%	0.17%
Ratio of Net Investment Income to
Average Net Assets	4.50%	4.55%	4.51%	4.54%	4.42%
Portfolio Turnover Rate	14%	17%	14%	12%	11%

1 Total returns do not include the account service fee that may be applicable to certain accounts with balances below $10,000.

Pennsylvania Long-Term Tax-Exempt Fund

Admiral Shares
	Year Ended November 30,
For a Share Outstanding Throughout Each Period	2007	2006	2005	2004	2003
Net Asset Value, Beginning of Period	$11.47	$11.32	$11.53	$11.74	$11.49
Investment Operations
Net Investment Income	.513	.522	.528	.534	.523
Net Realized and Unrealized
Gain (Loss) on Investments	(.252)	.179	(.165)	(.148)	.307
Total from Investment Operations	.261	.701	.363	.386	.830
Distributions
Dividends from Net Investment Income	(.513)	(.522)	(.528)	(.534)	(.523)
Distributions from Realized Capital Gains	(.038)	(.029)	(.045)	(.062)	(.057)
Total Distributions	(.551)	(.551)	(.573)	(.596)	(.580)
Net Asset Value, End of Period	$11.18	$11.47	$11.32	$11.53	$11.74

Total Return	2.38%	6.37%	3.18%	3.37%	7.36%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$1,834	$1,722	$1,577	$828	$850
Ratio of Total Expenses to
Average Net Assets	0.08%	0.09%	0.09%	0.09%	0.11%
Ratio of Net Investment Income to
Average Net Assets	4.57%	4.62%	4.58%	4.60%	4.48%
Portfolio Turnover Rate	14%	17%	14%	12%	11%

See accompanying Notes, which are an integral part of the Financial Statements.

Pennsylvania Long-Term Tax-Exempt Fund

Notes to Financial Statements

Vanguard Pennsylvania Long-Term Tax-Exempt Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in debt instruments of municipal issuers whose ability to meet their obligations may be affected by economic and political developments in the Commonwealth of Pennsylvania. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

Futures contracts are valued based upon their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions from net investment income are declared daily and paid on the first business day of the following month. Annual distributions from realized capital gains, if any, are recorded on the ex-dividend date.

5. Other: Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Pennsylvania Long-Term Tax-Exempt Fund

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2007, the fund had contributed capital of $203,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.20% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Capital gain distributions are determined on a tax basis and may differ from realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when gains or losses are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $1,214,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at November 30, 2007, the fund had long-term capital gains of $4,880,000 available for distribution.

The fund had realized losses totaling $2,890,000 through November 30, 2007, which are deferred for tax purposes and reduce the amount of unrealized appreciation on investment securities for tax purposes.

At November 30, 2007, the cost of investment securities for tax purposes was $2,381,481,000. Net unrealized appreciation of investment securities for tax purposes was $64,319,000, consisting of unrealized gains of $78,038,000 on securities that had risen in value since their purchase and $13,719,000 in unrealized losses on securities that had fallen in value since their purchase.

At November 30, 2007, the aggregate settlement value of open futures contracts expiring in March 2008 and the related unrealized appreciation (depreciation) were:

($000)
	Number of	Aggregate	Unrealized
	Long (Short)	Settlement	Appreciation
Futures Contracts	Contracts	Value	(Depreciation)
30-Year U.S. Treasury Bond	(195)	22,852	11

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

Pennsylvania Long-Term Tax-Exempt Fund

D. During the year ended November 30, 2007, the fund purchased $431,181,000 of investment securities and sold $333,795,000 of investment securities, other than temporary cash investments.

E. Capital share transactions for each class of shares were:

			Year Ended November 30,
		2007		2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	152,812	13,640	136,644	12,098
Issued in Lieu of Cash Distributions	23,690	2,112	24,026	2,127
Redeemed	(191,117)	(17,100)	(206,388)	(18,287)
Net Increase (Decrease)—Investor Shares	(14,615)	(1,348)	(45,718)	(4,062)
Admiral Shares
Issued	326,122	29,104	277,149	24,558
Issued in Lieu of Cash Distributions	60,158	5,363	54,925	4,863
Redeemed	(230,731)	(20,617)	(209,660)	(18,598)
Net Increase (Decrease)—Admiral Shares	155,549	13,850	122,414	10,823

F. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements, and is effective for the fund’s fiscal year beginning December 1, 2007. Management has analyzed the fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2004–2007) for purposes of implementing FIN 48, and has concluded that as of November 30, 2007, no provision for income tax would be required in the fund’s financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of Vanguard Pennsylvania Tax-Exempt Funds and Shareholders of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Pennsylvania Tax-Exempt Money Market Fund and Vanguard Pennsylvania Long-Term Tax-Exempt Fund (constituting Vanguard Pennsylvania Tax-Exempt Funds, hereafter referred to as the “Funds”) at November 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 11, 2008

Special 2007 tax information (unaudited) for Vanguard Pennsylvania Tax-Exempt Funds

This information for the fiscal year ended November 30, 2007, is included pursuant to provisions of the Internal Revenue Code.

The Long-Term Tax-Exempt Fund distributed $9,211,000 as capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year.

Each fund designates 100% of its income dividends as exempt-interest dividends.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended November 30, 2007
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Pennsylvania Tax-Exempt Fund	5/31/2007	11/30/2007	Period[1]
Based on Actual Fund Return
Money Market	$1,000.00	$1,018.02	$0.51
Long-Term
Investor Shares	1,000.00	1,021.93	0.76
Admiral Shares	1,000.00	1,022.29	0.41
Based on Hypothetical 5% Yearly Return
Money Market	$1,000.00	$1,024.57	$0.51
Long-Term
Investor Shares	1,000.00	1,024.32	0.76
Admiral Shares	1,000.00	1,024.67	0.41

1 The calculations are based on expenses incurred in the most recent six-month period. The funds’ annualized six-month expense ratios for that period are: for the Pennsylvania Tax-Exempt Money Market Fund, 0.10%; for the Pennsylvania Long-Term Tax-Exempt Fund Investor Shares, 0.15%, and Admiral Shares, 0.08%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table on page 51 are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include the account service fee described in the prospectus. If such a fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with AAA indicating the most creditworthy bond issuers and MIG-1, A-1+, SP-1+, and F-1+ indicating the most creditworthy issuers of money market securities.

Average Weighted Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield. A snapshot of a fund’s interest income. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days (7 days for money market funds) and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
148 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
148 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman, President, and
Trustee since December 2001[2]	Chief Executive Officer of Rohm and Haas Co. (chemicals); Board Member of
148 Vanguard Funds Overseen	the American Chemistry Council; Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005; Trustee of Drexel University and of the
Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
148 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and
the University Center for Human Values (1990–2004), Princeton University; Director of
Carnegie Corporation of New York since 2005 and of Schuylkill River Development
Corporation and Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and
Trustee since July 1998	Chief Global Diversity Officer since 2006, Vice President and Chief Information
148 Vanguard Funds Overseen	Officer (1997–2005), and Member of the Executive Committee of Johnson &
Johnson (pharmaceuticals/consumer products); Director of the University Medical
Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
148 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005.

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
148 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
148 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
148 Vanguard Funds Overseen

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
148 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	F. William McNabb, III	Ralph K. Packard
Mortimer J. Buckley	Paul A. Heller	Michael S. Miller	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2 December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, and the ship
logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739

Institutional Investor Services > 800-523-1036	All other marks are the exclusive property of their
respective owners.
Text Telephone for People
With Hearing Impairment > 800-952-3335
All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
This material may be used in conjunction	guidelines by visiting our website, www.vanguard.com,
with the offering of shares of any Vanguard	and searching for “proxy voting guidelines,” or by
fund only if preceded or accompanied by	calling Vanguard at 800-662-2739. The guidelines are
the fund’s current prospectus.	also available from the SEC’s website, www.sec.gov.
In addition, you may obtain a free report on how your
fund voted the proxies for securities it owned during
the 12 months ended June 30. To get the report, visit
either www.vanguard.com or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2008 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q770 012008

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. The following members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts serving on its Audit Committee, and to be independent: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, André F. Perold, Alfred M. Rankin, Jr., and J. Lawrence Wilson.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended November 30, 2007: $39,000

Fiscal Year Ended November 30, 2006: $41,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended November 30, 2007: $2,835,320

Fiscal Year Ended November 30, 2006: $2,347,620

(b) Audit-Related Fees.

Fiscal Year Ended November 30, 2007: $630,400

Fiscal Year Ended November 30, 2006: $530,000

Includes fees billed in connection with assurance and related services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(c) Tax Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed in connection with tax compliance, planning and advice services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group and related to income and excise taxes.

(d) All Other Fees.

Fiscal Year Ended November 30, 2007: $0

Fiscal Year Ended November 30, 2006: $0

Includes fees billed for services related to risk management and privacy matters. Services were provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; and (4) other registered investment companies in the Vanguard Group. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: (1) the Registrant; (2) The Vanguard Group, Inc.; (3) other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant; or (4) other registered investment companies in the Vanguard Group.

(2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended November 30, 2007: $215,900

Fiscal Year Ended November 30, 2006: $101,300

Includes fees billed for non-audit services provided to the Registrant, The Vanguard Group, Inc., Vanguard Marketing Corporation, and other registered investment companies in the Vanguard Group.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Not Applicable.

Item 6: Not Applicable.

Item 7: Not Applicable.

Item 8: Not Applicable.

Item 9: Not Applicable.

Item 10: Not Applicable.

Item 11: Controls and Procedures.

(a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a)	Code of Ethics.
(b)	Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

By:	(signature)
(HEIDI STAM)
JOHN J. BRENNAN*
CHIEF EXECUTIVE OFFICER

Date: January 17, 2008

VANGUARD PENNSYLVANIA TAX-FREE FUNDS

By:	(signature)
(HEIDI STAM)
THOMAS J. HIGGINS
TREASURER

Date: January 17, 2008

*By Power of Attorney. Filed on January 18, 2008, see File Number 2-29601. Incorporated by Reference.